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                                                                   EXHIBIT 10.46

                                          TABLE OF CONTENTS


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
1.   DEFINITIONS .................................................................................................    1
     1.1.  ABOVE THE FOLD.........................................................................................    1
     1.2.  ACCESS NUMBERS.........................................................................................    1
     1.3.  BILLING SERVICES.......................................................................................    1
     1.4.  CO-BRANDED PAGE........................................................................................    1
     1.5.  CONTROL OR CONTROLLED..................................................................................    1
     1.6.  [****] SOFTWARE........................................................................................    1
     1.7.  INTELLECTUAL PROPERTY RIGHT............................................................................    1
     1.8.  LAUNCH DATE............................................................................................    1
     1.9.  NET2PHONE BRAND FEATURE USAGE GUIDELINES...............................................................    1
     1.10. NET2PHONE BRAND FEATURES...............................................................................    1
     1.11. NET2PHONE COMPETITOR...................................................................................    2
     1.12. NET2PHONE API'S........................................................................................    2
     1.13. NET2PHONE DIRECT COSTS.................................................................................    2
     1.14. NET2PHONE INFORMATION..................................................................................    2
     1.15. NET2PHONE INTELLECTUAL PROPERTY........................................................................    2
     1.16. NET2PHONE MANAGED IP NETWORK...........................................................................    2
     1.17. NET2PHONE PC2P API.....................................................................................    2
     1.18. NET2PHONE PHYSICAL CALLING CARD SERVICES...............................................................    2
     1.19. NET2PHONE PLATFORM.....................................................................................    2
     1.20. NET2PHONE PROTOCOL.....................................................................................    2
     1.21. NET2PHONE SERVICES.....................................................................................    2
     1.22. NET2PHONE PC2P SOFTWARE................................................................................    2
     1.23. NET2PHONE [****] PROPERTIES............................................................................    2
     1.24. NON-TELEPHONY REVENUE..................................................................................    2
     1.25. [****] SERVICES........................................................................................    2
     1.26. [****] ................................................................................................    2
     1.27. P2P CORE SERVICES......................................................................................    2
     1.28. PC ....................................................................................................    3
     1.29. PC2P SERVICES..........................................................................................    3
     1.30. [****] FUNCTIONALITY...................................................................................    3
     1.31. PHYSICAL CALLING CARD..................................................................................    3
     1.32. PSTN ..................................................................................................    3
     1.33. TELEPHONY REVENUE......................................................................................    3
     1.34. TERM ..................................................................................................    3
     1.35. URL ...................................................................................................    3
     1.36. USER ..................................................................................................    3
     1.37. VOIP ..................................................................................................    3
     1.38. YAHOO API'S............................................................................................    3
     1.39. YAHOO BRAND FEATURE USAGE GUIDELINES...................................................................    3
     1.40. YAHOO BRAND FEATURES...................................................................................    3
     1.41. YAHOO COMPETITOR.......................................................................................    3
     1.42. YAHOO CONTENT..........................................................................................    3
     1.43. YAHOO DIRECT COSTS.....................................................................................    3
     1.44. YAHOO INFORMATION......................................................................................    3
     1.45. YAHOO MESSENGER........................................................................................    3
     1.46. YAHOO SOFTWARE.........................................................................................    3
     1.47. YAHOO PROPERTY.........................................................................................    4
     1.48. YAHOO [****] PROPERTY..................................................................................    4

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
    1.49. YAHOO [****] TELEPHONY PLATFORM ........................................................................    4
    1.50. YAHOO [****] VOICE SERVICES ............................................................................    4
    1.51. [****] .................................................................................................    4
    1.52. YAHOO WALLET............................................................................................    4
    1.53. YAHOO USER DATA.........................................................................................    4
2.  LICENSES .....................................................................................................    4
    2.1.  YAHOO LICENSES TO NET2PHONE.............................................................................    4
          (a)   YAHOO BRAND FEATURES..............................................................................    4
          (b)   YAHOO API'S ......................................................................................    4
    2.2.  NET2PHONE LICENSES TO YAHOO.............................................................................    5
          (a)   NET2PHONE BRAND FEATURES..........................................................................    5
          (b)   NET2PHONE PROTOCOL................................................................................    5
          (c)   NET2PHONE API'S ..................................................................................    5
          (d)   NET2PHONE PC2P API................................................................................    5
          (e)   NET2PHONE PC2P SOFTWARE...........................................................................    5
          (f)   [****] SOFTWARE ..................................................................................    5
          (g)   YAHOO CONTRACTORS ................................................................................    6
     2.3.  RESERVATION OF RIGHTS..................................................................................    6
     2.4.  CERTAIN COVENANTS......................................................................................    6
3.   DEVELOPMENT OBLIGATIONS......................................................................................    6
     3.1.  STAFFING ..............................................................................................    6
     3.2.  PRIMARY CONTACTS.......................................................................................    6
     3.3.  DELIVERABLES...........................................................................................    6
     3.4.  CHANGE ORDERS..........................................................................................    6
     3.5.  ENHANCEMENTS AND NEW FEATURES..........................................................................    7
     3.6.  NEW SERVICE OFFERINGS..................................................................................    7
4.   REGISTRATION OF USERS........................................................................................    7
5.   SERVICE LEVELS...............................................................................................    8
6.   CUSTOMER SUPPORT SERVICE.....................................................................................    8
7.   MARKETING AND PROMOTION......................................................................................    8
     7.1.  YAHOO MARKETING AND PROMOTION..........................................................................    8
     7.2.  NET2PHONE PHYSICAL CALLING CARD........................................................................    8
     7.3.  SOLE RIGHT.............................................................................................    8
     7.4.  CROSS MARKETING/PROMOTION..............................................................................    8
     7.5.  ADVERTISING COMMITMENT.................................................................................    8
8.   PRICING OF THE YAHOO [****] VOICE SERVICES...................................................................    9
9.   REVENUE SHARE................................................................................................    9
     9.1.  REVENUE CALCULATION....................................................................................    9
           (a)   REVENUE AND COST REPORTS.........................................................................    9
     9.2.  QUARTERLY CALCULATIONS.................................................................................    9
     9.3.  QUARTERLY CALCULATIONS.................................................................................    9
     9.4.  [****] CORE SERVICES REVENUE...........................................................................    9
     9.5.  [****] SERVICES REVENUE................................................................................   10
     9.6.  PC2P SERVICES REVENUE..................................................................................   10
     9.7.  NET2PHONE PHYSICAL CALLING CARD SERVICES REVENUE.......................................................   11
10.  FEES.........................................................................................................   11
     10.1. SET UP FEE.............................................................................................   11
     10.2. PLACEMENT FEE..........................................................................................   11
11.  PAYMENT, RECORDS, AND AUDIT RIGHTS...........................................................................   11
     11.1. PAYMENT ...............................................................................................   11

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
     11.2. TAXES .................................................................................................   12
     11.3. RECORDS ...............................................................................................   12
     11.4. AUDIT RIGHTS...........................................................................................   12
12.  WARRANT......................................................................................................   12
13.  USER DATA....................................................................................................   12
     13.1. USER INFORMATION.......................................................................................   12
     13.2. AGGREGATE DATA.........................................................................................   13
     13.3. [NO TITLE].............................................................................................   13
     13.4. PERFORMANCE STATISTICS.................................................................................   13
     13.5. CO-BRANDED PAGES.......................................................................................   13
14.  LIMITED EXCLUSIVITY..........................................................................................   13
     14.1. P2P CORE SERVICES LIMITED EXCLUSIVITY..................................................................   13
     14.2. [****] BRIDGING SERVICES LIMITED EXCLUSIVITY...........................................................   14
           (a)   [No Title] ......................................................................................   14
           (b)   [****] SERVICES [****]...........................................................................   14
     14.3. PC2P SERVICES LIMITED EXCLUSIVITY......................................................................   14
     14.4. NET2PHONE PHYSICAL CALLING CARD SERVICES LIMITED EXCLUSIVITY...........................................   14
     14.5. [NO TITLE].............................................................................................   14
     14.6. LIMITED EXCLUSIVITY TERMINATION........................................................................   15
     14.7. [****] ................................................................................................   15
     14.8. NET2PHONE LIMITED EXCLUSIVITY..........................................................................   15
15.  REPRESENTATIONS AND WARRANTIES...............................................................................   15
     15.1. MUTUAL REPRESENTATIONS AND WARRANTIES..................................................................   15
     15.2. SECURITY ..............................................................................................   15
     15.3. DISCLAIMER.............................................................................................   15
16.  INDEMNIFICATION..............................................................................................   16
     16.1. BY NET2PHONE...........................................................................................   16
     16.2. BY YAHOO ..............................................................................................   16
     16.3. ELECTION OF REMEDY.....................................................................................   16
     16.4. [****] INDEMNIFICATION REMEDY..........................................................................   17
     16.5. SOLE REMEDY............................................................................................   17
     16.6. [NO TITLE].............................................................................................   17
17.  LIMITATION OF LIABILITY......................................................................................   17
     17.1. GENERAL ...............................................................................................   17
18.  TERM AND TERMINATION.........................................................................................   17
     18.1. TERM ..................................................................................................   18
     18.2. TERMINATION FOR CAUSE..................................................................................   18
           (a)   BY NET2PHONE ....................................................................................   18
           (b)   BY YAHOO ........................................................................................   18
     18.3. CHANGE OF CONTROL......................................................................................   18
     18.4. TERMINATION FOR CONVENIENCE............................................................................   19
     18.5. TERMINATION FOR REGULATED ENTITY EVENT.................................................................   19
           (a)   BY NET2PHONE ....................................................................................   19
           (b)   BY YAHOO ........................................................................................   19
     18.6. EFFECT OF TERMINATION..................................................................................   19
     18.7. TERMINATION FOR CAUSE BY EITHER PARTY..................................................................   20
19.  OWNERSHIP....................................................................................................   20
     19.1. YAHOO OWNERSHIP........................................................................................   20
     19.2. NET2PHONE OWNERSHIP....................................................................................   20
     19.3. NEW SERVICE OFFERINGS..................................................................................   20
20.  CONFIDENTIALITY..............................................................................................   20

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
     20.1. CONFIDENTIAL INFORMATION...............................................................................   20
     20.2. NONDISCLOSURE..........................................................................................   20
     20.3. AGREEMENT TERMS........................................................................................   21
     20.4. INJUNCTIVE RELIEF......................................................................................   21
21.  PUBLICITY; TRADEMARK USAGE...................................................................................   21
     21.1. PUBLICITY..............................................................................................   21
     21.2. TRADEMARK USAGE........................................................................................   21
22.  [****] EXPANSION.............................................................................................   22
23.  GENERAL PROVISIONS...........................................................................................   22
     23.1. ASSIGNMENT.............................................................................................   22
     23.2. ENTIRE AGREEMENT.......................................................................................   22
     23.3. GOVERNING LAW..........................................................................................   22
     23.4. SEVERABILITY...........................................................................................   22
     23.5. WAIVER ................................................................................................   22
     23.6. NOTICES ...............................................................................................   22
     23.7. INDEPENDENT CONTRACTORS................................................................................   22
     23.8. CONSTRUCTION...........................................................................................   23
     23.9. COUNTERPARTS...........................................................................................   23
     23.10.FURTHER ASSURANCES.....................................................................................   23
     23.11.[****] ................................................................................................   23
     23.12.FORCE MAJEURE..........................................................................................   23

Exhibit A-1      Yahoo [****] Voice Services
Exhibit A-2      Yahoo [****] Voice Services: P2P Core Services
Exhibit A-3      Yahoo [****] Voice Services: [****] Bridging Services
Exhibit A-4      Yahoo [****] Voice Services: PC2P Services
Exhibit A-5      Net2Phone Physical Calling Card Services
Exhibit A-6      Billing Services
Exhibit A-7      Branding and Non-Telephony Revenue
Exhibit B-1      Yahoo Brand Features and Brand Feature Usage Guidelines
Exhibit B-2      Net2Phone Brand Features and Brand Feature Usage Guidelines
Exhibit C        Deliverables Schedule
Exhibit D        Primary Contacts
Exhibit E        Examples of Revenue Calculation
Exhibit F        Service Level Agreement
Exhibit G        Customer Care Service Level Agreement
Exhibit H-1      Yahoo Competitors
Exhibit H-2      Net2Phone Competitors
Exhibit I        Form of Warrant
Exhibit J        Advertising
Exhibit K        Direct Cost Formula
Exhibit L-1      Example of P2P Core Services Branding
Exhibit L-2      Example of [****] Services Branding
Exhibit L-3      Example of PC2P Services Branding
Exhibit M        Yahoo Messenger EULA
Exhibit N        FTC Decision and Order

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                 VOICE OVER INTERNET PROTOCOL SERVICES AGREEMENT

         THIS VOICE OVER INTERNET PROTOCOL SERVICES AGREEMENT (this "Agreement") is made this 24th day of July 2000 (the "Effective Date") between YAHOO! INC., a Delaware corporation ("Yahoo"), and NET2PHONE, INC., a Delaware corporation ("Net2Phone").

         In consideration of the mutual promises contained in this Agreement, the parties agree as follows:

1.       DEFINITIONS.

The following terms, when used herein with initial capital letters, shall have the meanings ascribed to such terms in this Section 1.

         1.1 "ABOVE THE FOLD" means situated within the portion of any web page that is designed to be visible to Yahoo users upon first accessing such page, without requiring Yahoo users with standard computer screen resolutions (including 640 pixels by 480 pixels, 800 pixels by 600 pixels and 1024 pixels by 768 pixels) to scroll vertically or horizontally on the page.

         1.2 "ACCESS NUMBERS" mean the toll free access phone numbers, local general access phone numbers, personal direct inward dialing (DID) phone numbers, home forwarding phone numbers and/or other phone numbers by which Users access the P2P Core Services.

         1.3 "BILLING SERVICES" means the billing services provided to [****] by [****], as further described in Exhibit A-6.

         1.4 "CO-BRANDED PAGE" means any web page branded with both Net2Phone Brand Features and Yahoo Brand Features, as further described and listed in Exhibit A-7. Such list may be changed from time to time by mutual written agreement of the parties.

         1.5 "CONTROL" OR "CONTROLLED" in the context of Intellectual Property Rights means rights to third party Intellectual Property Rights that are sufficient to allow Net2Phone to grant to Yahoo the licenses set forth in this Agreement.

         1.6 "[****] SOFTWARE" means the binary code version of the voice encoding/decoding software provided to Yahoo by Net2Phone as further described in Exhibit A-2.

         1.7 "INTELLECTUAL PROPERTY RIGHT" means (a) any patent, patent application, trademark (whether registered or unregistered), trademark application, trade name, fictitious business name, service mark (whether registered or unregistered), service mark application, copyright (whether registered or unregistered), copyright application, trade secret, know-how, system, computer software, computer program, invention, design, blueprint, engineering drawing, proprietary product, technology, proprietary right or other intellectual property right or intangible asset; and (b) any right to use or exploit any of the foregoing.

         1.8 "LAUNCH DATE" means the date upon which any portion of the Yahoo [****] Voice Services is first publicly available.

         1.9 "NET2PHONE BRAND FEATURE USAGE GUIDELINES" means the Net2Phone brand feature usage guidelines attached hereto on Exhibit B-2.

         1.10 "NET2PHONE BRAND FEATURES" means trademarks, service marks, logos and other distinctive brand features of Net2Phone that are used in or relate to its business as identified on Exhibit B-2, which will be provided to Yahoo in an electronic format.

         1.11 "NET2PHONE COMPETITOR" means any of the persons or entities listed on Exhibit H-2, and their successors and assigns; provided that, such successors or assigns carry on the competitive business.

         1.12 "NET2PHONE API'S" means any and all application programming interfaces, other than the Net2Phone [****] API, provided by Net2Phone to Yahoo including but not limited to the following API's: [****].

         1.13 "NET2PHONE DIRECT COSTS" means the costs described in Section 1 of Exhibit K.

         1.14 "NET2PHONE INFORMATION" means the Net2Phone API's, Net2Phone PC2P API, the Net2Phone Protocol, the Net2Phone PC2P Software, and the [****] Software. The parties agree that any other software or protocols delivered to Yahoo by Net2Phone will be deemed to be Net2Phone Information and subject to the licenses, terms and conditions of this Agreement.

         1.15 "NET2PHONE INTELLECTUAL PROPERTY" means all Intellectual Property Rights owned or Controlled by Net2Phone.

         1.16 "NET2PHONE MANAGED IP NETWORK" means the IP network managed by Net2Phone (including Net2Phone partners and/or third party carriers) that provides connectivity and interactivity between the Internet and the PSTN.

         1.17 "NET2PHONE PC2P API" means the application programming interface for the Net2Phone PC2P Software which enables the PC2P Services which Yahoo has the right to use in conjunction with Yahoo Software as further described in Exhibit A-4.

         1.18 "NET2PHONE PHYSICAL CALLING CARD SERVICES" means the co-branded physical calling card services utilizing the Net2Phone Platform, as further described in Exhibit A-5.

         1.19 "NET2PHONE PLATFORM" means the telephony platform developed, managed and maintained by Net2Phone to provide Net2Phone Physical Calling Card Services.

         1.20 "NET2PHONE PROTOCOL" means the set of proprietary rules developed by Net2Phone used to transfer data over the Net2Phone Managed IP Network, as further described in Exhibit A-2.

         1.21 "NET2PHONE SERVICES" means any and all of the services provided by Net2Phone to Yahoo pursuant to this Agreement in support of the P2P Core Services, the [****] Services, the PC2P Services, the Net2Phone Physical Calling Card Services, and the Billing Services.

         1.22 "NET2PHONE PC2P SOFTWARE" means the binary code version of the software that enables the PC2P Services.

         1.23 "NET2PHONE [****] PROPERTIES" means any [****] site on the World Wide Web maintained by Net2Phone.

         1.24 "NON-TELEPHONY REVENUE" means non-telephony revenue (minus the costs described in Section 9.1(a)(iii)), recognized and collected by Yahoo or Net2Phone that excludes revenue generated from or allocated to the sale of telephony minutes as further described in Exhibit A-7.

         1.25 "[****] SERVICES" means the portion of the Yahoo [****] Voice Services that enables [****] Bridging via the Yahoo [****] Telephony Platform as further described in Exhibit A-3.

         1.26 "[****]" means the ability of Yahoo Users to initiate phone-to-phone calls (at least partially over the PSTN) [****]. By way of example and without limitation, [****] are not [****].

         1.27 "P2P CORE SERVICES" means a portion of the Yahoo [****] Voice Services that enables access to Yahoo content and services via the Yahoo [****] Telephony Platform as further described in Exhibit A-2.

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
         1.28 "PC" means a device with all of the following: [****]

         1.29 "PC2P SERVICES" means a portion of the Yahoo [****] Voice Services that enables a PC-to-phone call that allows Users to originate and receive (when available) phone calls from Yahoo Software as further described in Exhibit A-4.

         1.30 "[****] PC-TO-PHONE FUNCTIONALITY" means functionality provided by software which enables Users using a PC to initiate voice calls from Yahoo Software to a telephone via a VOIP to PSTN gateway with such call terminating on the PSTN.

         1.31 "PHYSICAL CALLING CARD" means a tangible card issued by Yahoo or Net2Phone which as its primary function enables Users to make person-to-person local and long distance telephone calls via the Net2Phone Platform or the Yahoo [****] Telephony Platform by dialing a distinct access number. For purposes of this Agreement, Physical Calling Cards do not include tangible cards which are multi-functional, i.e., permit use of the card to pay for goods or services, but do not have as their primary function the enabling of users to make person-to-person local and long distance telephone calls by dialing a direct access number.

         1.32 "PSTN" means the public switched telephone network.

         1.33 "TELEPHONY REVENUE" means telephony revenue recognized and collected solely from the sale of telephony minutes in connection with Users using the Net2Phone Services.

         1.34 "TERM" shall have the meaning set forth in Section 18.1.

         1.35 "URL" means a Uniform Resource Locator on the World Wide Web.

         1.36 "USER" means an end user that uses the Yahoo [****] Voice
Services.

         1.37 "VOIP" means voice over Internet Protocol.

         1.38 "YAHOO API's" means any and all of the application programming interfaces provided by Yahoo to Net2Phone under this Agreement.

         1.39 "YAHOO BRAND FEATURE USAGE GUIDELINES" means the Yahoo brand feature usage guidelines attached hereto on Exhibit B-1.

         1.40 "YAHOO BRAND FEATURES" means trademarks, service marks, logos and other distinctive brand features of Yahoo that are used in or relate to its business as identified on Exhibit B-1, which will be provided to Net2Phone in an electronic format.

         1.41 "YAHOO COMPETITOR" means any of the persons or entities listed on Exhibit H-1, and their successors and assigns; provided that, such successors or assigns carry on the competitive business.

         1.42 "YAHOO CONTENT" means all data, information, sounds, pictures, and other content made available to Users at Yahoo's discretion, whether in textual, audio, video, or any other format.

         1.43 "YAHOO DIRECT COSTS" means the costs described in Section 2 of Exhibit K.

         1.44 "YAHOO INFORMATION" means the Yahoo Software and the Yahoo Wallet.

         1.45 "YAHOO MESSENGER" means [****] Yahoo's proprietary software known as Yahoo Messenger that is [****].

         1.46 "YAHOO SOFTWARE" means Yahoo Messenger and other Yahoo proprietary client software intended for distribution to [****].

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         1.47 "YAHOO PROPERTY" means any site on the World Wide Web maintained by Yahoo.

         1.48 "YAHOO [****] PROPERTY" means any [****] site on the World Wide Web maintained and controlled by Yahoo.

         1.49 "YAHOO [****] TELEPHONY PLATFORM" means the telephony platform (hardware and software) developed, managed and maintained by Yahoo through which the P2P Core Services and [****] Services will be provided to [****] Users, and as further described in Exhibit A-1.

         1.50 "YAHOO [****] VOICE SERVICES" means the set of services enabling voice access to Yahoo Content and services as well as telephony functionality [****], including but not limited to the P2P Core Services, the [****] Services, the PC2P Services, the Net2Phone Physical Calling Card Services, and the Billing Services, as further described in Exhibit A-1 through A-6.

         1.51 "[****]" means the proprietary Yahoo or Yahoo-licensed software (and any successors thereto or replacements therefor), other than Net2Phone PC2P Software, that is incorporated into [****] and allows [****].

         1.52 "YAHOO WALLET" means the [****] versions of Yahoo's proprietary software known as Yahoo Wallet designed for use by Users in connection with the Yahoo [****] Voice Services and including the ability to provide automatic recharging, as further described in Exhibit A-6 .

         1.53 "YAHOO USER DATA" means [****].

2. LICENSES. Subject to the terms and conditions of this Agreement, the parties each grant to each other the following licenses:

         2.1 YAHOO LICENSES TO NET2PHONE.

             (a) YAHOO BRAND FEATURES. During the Term (and as described in
Section 18.6) and subject to the terms and conditions of this Agreement, Yahoo grants Net2Phone a non-exclusive, non-transferable worldwide, fully paid, royalty-free license, without the right to sublicense, to use, reproduce and display Yahoo Brand Features identified on Exhibit B-1, subject to the Yahoo Brand Feature Usage Guidelines, in connection with the marketing and promotion of the Yahoo [****] Voice Services as described in this Agreement. Yahoo must approve in writing at its sole discretion any marketing, public relations, or distribution efforts of Net2Phone that include any Yahoo Brand Feature, including co-branded pages on Net2Phone [****] Properties. Yahoo will notify Net2Phone in writing whether it is granting or withholding such approval within [****] business days of Net2Phone's written request for approval; if Yahoo does not provide such written notification, including by email, within the aforesaid time period, approval shall be deemed to have been given.

             (b) YAHOO API's. During the Term (and as described in Section 18.6) and subject to the terms and conditions of this Agreement, Yahoo grants Net2Phone a non-exclusive, non-transferable, worldwide, royalty free license, without the right to sublicense, under Yahoo Intellectual Property Rights to use and reproduce the Yahoo API's in connection with the development and provision of the Net2Phone Services to Yahoo.

         2.2 NET2PHONE LICENSES TO YAHOO.

             (a) NET2PHONE BRAND FEATURES. During the Term (and as described in
Section 18.6) and subject to the terms and conditions of this Agreement, Net2Phone grants Yahoo a non-exclusive, non-transferable, worldwide, fully paid, royalty-free license, without the right to sublicense, to use, reproduce and display Net2Phone Brand Features identified on Exhibit B-2, subject to the Net2Phone Brand Feature Usage Guidelines, in connection with the marketing and promotion of the Net2Phone Services described in this Agreement and in connection with providing the advertising services contemplated by this Agreement. Net2Phone must approve in writing at its sole discretion any marketing, public relations, or distribution efforts of Yahoo that include any Net2Phone Brand Feature. Net2Phone will notify Yahoo in writing whether it is granting or withholding such approval within fifteen (15) business days of Yahoo's written request for approval; if Net2Phone does not provide such written notification, including by email, within the aforesaid time period, approval shall be deemed to have been given.

             (b) NET2PHONE PROTOCOL. During the Term (and as described in
Section 18.6) and subject to the terms and conditions of this Agreement, Net2Phone grants Yahoo a non-exclusive, non-transferable, worldwide, royalty-free license, without the right to sublicense (except as described below in Section 2.2(g)), under Net2Phone Intellectual Property Rights to use the Net2Phone Protocol to provide the Yahoo [****] Voice Services.

             (c) NET2PHONE API'S. During the Term (and as described in Section 18.6) and subject to the terms and conditions of this Agreement, Net2Phone grants Yahoo a non-exclusive, non-transferable, worldwide, royalty free license, without the right to sublicense (except as described below in Section 2.2(g)), under Net2Phone Intellectual Property Rights to use and reproduce the Net2Phone API's in connection with the development and deployment of the Yahoo [****] Voice Services.

             (d) NET2PHONE PC2P API. During the Term (and as described in
Section 18.6) and subject to the terms and conditions of this Agreement, Net2Phone grants Yahoo a non-exclusive, non-transferable, worldwide, royalty-free license, without the right to sublicense (except as described below in Section 2.2(g)), under Net2Phone Intellectual Property Rights to use and reproduce the Net2Phone PC2P API to integrate the PC2P Services into the Yahoo Software.

             (e) NET2PHONE PC2P SOFTWARE. During the Term (and as described in
Section 18.6) and subject to the terms and conditions of this Agreement, Net2Phone grants Yahoo a non-exclusive, non-transferable, worldwide, royalty-free license, without the right to sublicense (except as described below in Section 2.2(g)), under Net2Phone Intellectual Property Rights to use, reproduce, distribute and display the Net2Phone PC2P Software and to integrate the Net2Phone PC2P Software with Yahoo Software so as to deploy the PC2P Services as described in Exhibit A-4. Any distribution of the Net2Phone PC2P Software to Users will be pursuant to an end user license agreement (in the form substantially similar to the end user license agreement attached hereto as Exhibit M) (the "EULA"). Yahoo will not change the EULA in a manner that has a material adverse effect on the protection of Net2Phone Intellectual Property Rights in the Net2Phone PC2P Software and will include in future versions of the EULA any terms (as approved by Yahoo, such approval not to be unreasonably withheld) required in connection with the implementation by Yahoo of any Enhancements, New Features or New Service Offerings pursuant to Sections 3.5 and
3.6 of this Agreement. For the purpose of clarification, Yahoo has the right to distribute Net2Phone PC2P Software hereunder directly to end users and/or through third parties. As between Yahoo and Net2Phone, Yahoo shall be solely responsible for any additional representations or warranties (express and implied) to end-users (including any liability that may accrue as a result of making such representations or warranties) that go beyond or in any way exceed those contained in the EULA. Yahoo will, prior to distribution of the Net2Phone PC2P Software to Users, revise the EULA to include statements (subject to Net2Phone's approval) to the effect that: (i) no ownership interest in the software covered by the EULA is transferred to Users; (ii) end Users must destroy or return all copies of the software in possession upon termination of the User's right to use the software; and (iii) Yahoo's licensors and suppliers are included in all disclaimers of warranty and support.

             (f) [****] SOFTWARE. Net2Phone grants Yahoo a non-exclusive, non-transferable, worldwide, royalty-free license, without the right to sublicense (except as described below in Section 2.2(g)), under Net2Phone Intellectual Property Rights to use the [****] Software in connection with the Net2Phone Services provided hereunder.

             (g) YAHOO CONTRACTORS. Notwithstanding the foregoing restrictions on sublicensing, Yahoo contractors working on Yahoo's behalf will have the right to use the Net2Phone Information pursuant to the licenses contained herein solely for the purpose of assisting Yahoo to provide the Yahoo [****] Voice Services, provided that such contractors have executed agreements with Yahoo which are at least as protective of Net2Phone's confidential information as Yahoo's form non-disclosure agreement.

         2.3 RESERVATION OF RIGHTS. All rights not expressly granted herein are reserved to the party that owns the software, trademarks, intellectual property rights or other materials licensed.

         2.4 CERTAIN COVENANTS. Neither party will remove any copyright or other proprietary rights notices from any copies, in whole or in part, of the materials licensed. Yahoo will not, and will not permit any third party to alter, modify, adapt, translate, prepare derivative works from, decompile, reverse engineer, disassemble, or otherwise attempt to derive computer source code from the software licensed to Yahoo from Net2Phone under this Agreement.

3. DEVELOPMENT OBLIGATIONS. Net2Phone and Yahoo will perform their respective development responsibilities required to provide the services set forth on Exhibits A-1 through A-6 pursuant to the specifications and criteria set forth in this Agreement and, without limiting Section 3.3, will use [****] efforts to meet the timeline set forth therein and in accordance with the Deliverables Schedule set forth in Exhibit C. Each party acknowledges that the performance of the other party's development activities is contingent on the timely completion of the first party's obligations under this Agreement. Each party will have the right to acceptance test the deliverables of the other party as described in Exhibit C such that such party is reasonably satisfied with the other party's deliverables, provided that in the event there is a dispute regarding any deliverable within a commercially reasonable timeframe, the parties will agree to promptly escalate the issue to the respective executive management of both parties.

         3.1 STAFFING. Each party shall assign sufficient staff to fulfill its responsibilities under this Agreement; provided, however, that each party shall use commercially reasonable efforts to perform the development for which it is responsible under this Agreement.

         3.2 PRIMARY CONTACTS. Each party shall designate one person who shall be the primary point of contact with the other with respect to all engineering issues hereunder ("Engineering Contact"), and one person who shall be the exclusive point of contact with the other with respect to all production issues hereunder ("Production Contact"). The Engineering Contacts and Production Contacts are set forth on Exhibit D. Each party will have the right to change its Engineering Contact or Production Contact upon prior written notice to the other party.

         3.3 DELIVERABLES. Each party acknowledges and agrees that the Yahoo [****] Voice Services are targeted to be commercially available in accordance with the launch dates in Exhibit C and the deployment of such Yahoo [****] Voice Services is contingent on each party's provision of its respective deliverables in accordance with the deliverables schedule set forth in Exhibit C. Thus, notwithstanding anything to the contrary in this Agreement including Section 3.3(a), if any of the "Key Dates" in Exhibit C are not met due to the failure of Net2Phone to perform its development and delivery obligations under this Agreement, Yahoo shall have the right to [****] , provided that Yahoo shall notify Net2Phone in writing of Net2Phone's failure to meet its obligation and give Net2Phone an additional thirty (30) days to perform its obligations so that the launch can occur. If Net2Phone does not fulfill its development or delivery obligations within such 30-day period, Yahoo shall have the right to [****]. If any of the "Key Dates" in Exhibit C are not met due to the failure of Yahoo to perform its development or delivery obligations under this Agreement, Net2Phone shall have the right to [****], provided that Net2Phone shall notify Yahoo in writing of Yahoo's failure to meet its obligation and give Yahoo an additional thirty (30) days to perform its obligations so that the launch can occur. Such right to extend the limited exclusivity period described in the preceding sentence must be exercised by Net2Phone within sixty (60) days of Yahoo performing its obligations. The [****] will be payable by Net2Phone when Yahoo fulfills its obligations. The parties agree to provide each other with commercially reasonable assistance necessary to correct any non-conformance, including, without limitation, information necessary to allow the recreation of the error or non-conformity identified.

         3.4 CHANGE ORDERS. All changes to the specifications on Exhibits A-1 through A-6 or the deliverables schedule set forth in Exhibit C, must go through the following Design Change Request ("DCR") process (a) either party may propose a DCR; (b) Net2Phone and Yahoo will assess the DCR and advise the other party of any impact to the schedule, project resources, and other like items;
(c) Net2Phone and Yahoo will assess whether any new Intellectual Property Right is associated with the proposed change and the allocation of work associated with implementation of the proposed change; and (d) any changes to the specifications or deliverables schedule must be agreed to in writing via an amendment to this Agreement by both Yahoo and Net2Phone in order to be effective.

         3.5 [****].

             (a) As used herein [****] upgrade solely to an existing feature of a Net2Phone Service or Net2Phone Information being provided by Net2Phone to Yahoo under this Agreement that is generally available to users on Net2Phone [****] Properties. [****] and conditions of third party agreements to which Net2Phone is a party and subject to the terms and conditions of this Agreement.

             (b) As used herein, [****] Information unrelated to any existing features of any Net2Phone Service or Net2Phone Information provided under this Agreement. [****].

             (c) If Yahoo elects to implement any such [****] offered to Yahoo by Net2Phone pursuant to Sections 3.5(a) or (b), [****].


             (d) Net2Phone and Yahoo will discuss in good faith possibly developing and implementing [****]; provided however that neither party will be obligated hereby to so develop or implement any of the foregoing unless the parties mutually agree in writing to do so.

         3.6 NEW SERVICE OFFERINGS.

             (a) At Yahoo's request and pursuant to a project plan mutually agreed upon by the parties, which shall include the information set forth in
Section 3.6(b) below, Net2Phone may agree to engage in specific development work for Yahoo to enhance, or upgrade or further develop the Yahoo [****] Voice Services, add new features to the Yahoo [****] Voice Services or co-develop new features with Yahoo (any one of the foregoing, a "New Service Offering"). Net2Phone agrees that any services, technology, features or functionality which Net2Phone is already obligated under this Agreement to provide to Yahoo in connection with Net2Phone's performance of the Net2Phone Service as contemplated in this Agreement will not be classified by the parties as New Service Offerings. The parties will agree in writing designating a "New Service Offering" prior to any development thereof.

             (b) Each project plan for a New Service Offering will include with respect to the New Service Offering it governs: (i) the scope of the development work to be provided by Net2Phone; (ii) the delivery date; (iii) an estimated budget; (iv) governing specifications and requirements; (v) the acceptance criteria; (vi) a detailed description of the work to be performed by Yahoo, if any; (vii) payments, if any; (viii) the ownership of Intellectual Property Rights associated with the New Service Offering; and (ix) such other terms agreed upon by the parties.

             (c) In addition to Net2Phone's compliance with any other terms mutually agreed by parties pursuant to Section 3.6(b), [****]. If Yahoo unreasonably delays or withholds the implementation of such New Service Offering, the six (6) month time period will be deemed to have started at the time of the delay.

4. REGISTRATION OF USERS. Yahoo and Net2Phone will work together to create a registration process to register users for the Yahoo [****] Voice Services as appropriate to enable Net2Phone to provide the Net2Phone Services. The parties agree that there will be [****] by which Users of the PC2P Services and/or the Net2Phone Physical Calling Card Services may [****]. For the purpose of clarification only, the process by which a User may [****]. Both parties will work to make the registration process as easy and seamless as possible provided that Yahoo will have final control over the Yahoo U.S. Voice Services registration process excluding the Net2Phone Physical Calling Card Services registration process. With respect to the Net2Phone Physical Calling Card Services registration process, Net2Phone will include privacy disclosures (approved by Yahoo) during the registration process and will comply with the privacy requirements set forth in Section 13.

5. SERVICE LEVELS. Net2Phone will provide the Net2Phone Services in accordance with the Service Level Agreement ("SLA") attached at Exhibit F.

6. CUSTOMER SUPPORT SERVICE. Yahoo and Net2Phone will have customer service responsibilities as defined in the Customer Care Service Level Agreement set forth in Exhibit G.

7.           MARKETING AND PROMOTION.

             7.1 YAHOO MARKETING AND PROMOTION. Yahoo is responsible for conducting all marketing, public relations, and distribution elements of the Yahoo [****] Voice Services. During the Term, Yahoo will provide at least [****] of advertising and promotion (in traditional or non-traditional placement chosen by Yahoo) on the Yahoo network or through other media to promote the Yahoo [****] Voice Services. [****]. Yahoo is responsible for overseeing the design of all Yahoo [****] Voice Services marketing materials and messaging, regardless of medium (including but not limited to online, offline, email and audio messaging). Yahoo has no obligation to promote the Yahoo [****] Voice Services beyond the promotion on the Yahoo network as outlined in this Section 7. Yahoo will regularly update Net2Phone and will provide Net2Phone with access to appropriate sales and marketing personnel of Yahoo as may be reasonably requested by Net2Phone to allow Net2Phone to keep updated on Yahoo marketing and promotional activities relating to the Yahoo [****] Voice Services.

             7.2 NET2PHONE PHYSICAL CALLING CARD. Net2Phone will be responsible for designing marketing materials and providing fulfillment including manufacturing, distribution, packaging, and shipping for the Net2Phone Physical Calling Card Services. All marketing materials must be in accordance with standard Yahoo branding and editorial guidelines and approved by Yahoo. The parties will cooperate in good faith with respect to distribution of the Net2Phone Physical Calling Card. Yahoo must be notified (including by email at Net2Phone's discretion) of all public relations, marketing and distribution for the Net2Phone Physical Calling Card, with Yahoo having final approval of same, such approval not to be unreasonably withheld, provided that, approval will be deemed granted if Yahoo does not inform Net2Phone otherwise within seven (7) business days of notification.

             7.3 SOLE RIGHT. Yahoo will have the sole right to sell advertising and promotion on or via the Yahoo [****] Voice Services. In selling advertising inventory and providing advertising services hereunder, Yahoo will use [****] efforts to sell advertising on [****]. Yahoo will use commercially reasonable efforts to explore the use of [****] functionality. Yahoo (or a Yahoo agent) shall serve all advertising and promotions on the Yahoo [****] Voice Services. Nothing contained in this Agreement will limit or restrict Yahoo's operation of the Yahoo [****] Properties. Yahoo will not sell more than [****] advertising on the [****] that incorporates Net2Phone PC2P Software or [****] in any given [****] to advertise the services of [****]. By way of example only if [****] this would [****] from [****] so long as those advertisements [****].

             7.4 CROSS MARKETING/PROMOTION. The parties will use commercially reasonable efforts to work together to identify cross marketing and promotional opportunities for the Yahoo [****] Voice Services. To the extent that Net2Phone makes promotions generally available to third parties (excluding promotions which can be reasonably defined as for testing purposes only) Net2Phone will provide substantially similar promotions to Yahoo Users through the Yahoo [****] Voice Services on terms at least as favorable as those being offered other users subject to the terms and conditions of third party agreements to which Net2Phone is a party and subject to the terms and conditions of this Agreement.

             7.5 ADVERTISING COMMITMENT. Net2Phone agrees to spend [****] ([****]) in advertising and promotional dollars over the Term ([****]) ([****] at [****] discretion but with [****] ([****]) in aggregate during [****] and provided that Net2Phone will spend [****] of such advertising [****]) on the Yahoo network as follows:

                 (a) [****] will be allocated to [****] on the Yahoo network. Net2Phone will have the ability to determine which of the [****] are promoted by such advertising (e.g. [****]), provided that [****] of this amount will be used to promote [****] and the [****]. [****] is responsible for designing advertising and marketing messages for this advertising, provided that [****] will reasonably attempt to [****]. Net2Phone will have final approval on [****], which approval will not be unreasonably withheld or delayed.

                 (b) [****] will be allocated to promote [****] on the Yahoo network, for which [****] is responsible for designing advertising and marketing messages.

With respect to all of the advertising described in this Section 7.5, the areas of the [****] where the advertising will be run during the first twelve (12) months as well as when the fees for such advertising are due and other specific details regarding this advertising commitment are described in Exhibit J. Net2Phone can purchase advertising on [****] in an amount up to [****] of the Term. If Yahoo fails to deliver its overall media delivery obligations to Net2Phone during one of the [****] periods, such conditions will be remedied through the provisions described in Section 4 of Exhibit J.

8. PRICING OF THE YAHOO [****] VOICE SERVICES. The pricing of the Yahoo [****] Voice Services to the User will be in accordance with the following guidelines:

         8.1 Pricing for the following will be in Yahoo's discretion but initially will be provided without cost to the User: (i) calls into the Yahoo [****] Telephony Platform from anywhere within the [****]; and (ii) PC originated calls originating within the contiguous [****] and terminating within the contiguous [****], and (iii) telephone access to all applicable Yahoo Content and services.

         8.2 Pricing for the following will be [****]: (i) [****]; (ii) [****];
(iii) [****]; and (iv) [****]. If the parties [****], the prices for the foregoing calls shall be [****].

9. REVENUE SHARE. The parties will participate in the revenue sharing arrangement described below:

         9.1 REVENUE CALCULATION. The mechanism for determining the revenue share between the parties will be as follows:

             (a) REVENUE AND COST REPORTS.

                 (i) Within fifteen (15) days of the end of each calendar quarter, Net2Phone will provide Yahoo with (i) a detailed statement of [****];
(ii) a detailed statement of [****] Services during the quarter; and (iii) a statement of all [****] which Net2Phone has recognized and collected during the quarter.

                 (ii) Within fifteen (15) days of each calendar quarter, Yahoo will provide Net2Phone with (i) a detailed statement of [****] during that month; and (ii) a statement of all [****] which Yahoo has recognized and collected during that quarter.

                 (iii) [****] will be calculated to be [****]. For the avoidance of doubt and without limiting Net2Phone's rights hereunder, to the extent [****] distributes the [****] in conjunction with [****], any costs incurred by Yahoo in such distribution shall not be [****], and if and to the extent Yahoo agrees to [****], such [****] shall [****] as calculated under this Section 9.

                 (iv) Each of the statements in sections (i) and (ii) above will be separately calculated and reported to correspond to Sections 9.3 through
Section 9.6 below.

         9.2 QUARTERLY CALCULATIONS. At the conclusion of each calendar quarter, [****] since the Effective Date will be calculated. All prior calculations between the parties since the Effective Date will be netted against those amounts. Such calculations will be calculated separately for each of the [****] and the parties will be entitled to the following revenue described in Sections
9.3 through 9.6 below. Examples of the revenue calculations are attached hereto as Exhibit E.

         9.3 P2P CORE SERVICES REVENUE.

         (a) Net2Phone's share of the [****] generated by the P2P Core Services will be [****] as described in Exhibit K for such services [****] pursuant to the following schedule and as set forth in this subsection (a) below.


                                                           [****]         [****]         [****]
                           [****]
                           [****]                          [****]         [****]         [****]
                           [****]                          [****]         [****]         [****]
                           [****]                          [****]         [****]         [****]
                           [****]                          [****]         [****]         [****]


Net2Phone is entitled to receive [****] and [****] up to the point where it has [****]. Net2Phone is entitled to receive [****] and [****] from the point at which it has [****] and up to the point where it has [****] plus the [****] described in the schedule set forth in this subsection (a) above. Yahoo will be entitled to the [****] associated with the P2P Core Services.

             (b) If at any time during [****] of the Term, in the event that the [****] (as defined in this paragraph below) incurred by [****] in providing the [****] Services (after allocation of [****] generated by the [****] exceeds [****], Yahoo will [****] in excess of [****] and the parties will work together to [****]. During the [****] Term, Yahoo will pay [****] in providing the [****] Services and the parties will work together to [****] to [****] to Net2Phone. For purposes of this provision, "[****]" shall mean [****].

         9.4 [****] SERVICES REVENUE. Net2Phone's share of the cumulative [****] generated by the [****] Services will be [****] as described in Exhibit K for such services [****] pursuant to the following schedule and as set forth below:


                                                           [****]        [****]
                     [****]
                     [****]                                [****]        [****]        [****]
                     [****]                                [****]        [****]        [****]
                     [****]                                [****]        [****]        [****]
                     [****]                                [****]        [****]        [****]

Net2Phone is entitled to receive [****]. Net2Phone is entitled to receive [****] from the point at which it has [****] and up to the point where it has [****] described above. Yahoo will be entitled to the remainder of [****] associated with the [****] Services.

         9.5 PC2P SERVICES REVENUE.

             (a) Net2Phone is entitled to receive [****] related to PC2P Services and [****] related to [****] Services [****] for the PC2P Services. Net2Phone is entitled to receive [****] of [****] and [****] of [****] [****] for the PC2P Services. Yahoo will be entitled to [****] associated with the P2P Core Services.

             (b) In the event that at any time during the Term, the [****] (as defined in this paragraph below) incurred by [****] in providing the PC2P Services, after the allocation of [****] generated by the PC2P Services exceeds [****] cumulatively, [****] of all [****] incurred in excess of [****] and the parties will work together to [****] to [****]. For purposes of this provision, [****] in connection with the PC2P Services.

             (c) All terms (other than Section 14.3) associated with the PC2P Services (including [****] arrangement detailed above) will remain in effect for as long as Yahoo Users are using the Net2Phone PC2P

Software and the Net2Phone Managed IP Network, irrespective of the Term and irrespective of Yahoo having entered into an agreement with another party to provide these services including Yahoo's obligations with respect thereto.

         9.6 NET2PHONE PHYSICAL CALLING CARD SERVICES REVENUE.

             (a) Net2Phone is entitled to receive [****] of the [****] and [****] (if and to the extent there is any [****] related thereto) related to Net2Phone [****] Services up to the point where [****] for the Net2Phone [****] Services. Net2Phone is entitled to receive [****] of [****] and [****] of [****] (if and to the extent there is any [****] related thereto) over and above [****] for the Net2Phone [****] Services. Yahoo will be entitled to the [****] associated with the Net2Phone [****] Services.

             (b) Upon completion of the Term, Users of the Net2Phone Physical Calling Card Services will be able to continue using such services and the[****] , service level and other provisions of the Agreement related to these services (other than Section 14.4) will remain in full force and effect including Yahoo's obligations with respect thereto.

10. FEES. In addition to other fees and payments specified in this Agreement, Net2Phone shall provide Yahoo with the following fees and commitments.

         10.1 [****]. In consideration of [****] design, consultation and development of the integration between the [****] Managed IP Network and the [****] Telephony Platform, [****] shall pay to [****] a non-refundable, non-creditable fee of [****] (the "[****]). The [****] shall be due and paid by [****] on the Effective Date.

         10.2 [****]. In consideration of [****] performance and obligations as set forth herein, [****] will pay [****] a non-refundable, non-creditable fee equal to [****] (the [****]). Such fee shall be due and payable as follows:
[****] . Payment will be in accordance with the following schedule unless otherwise varied by contemplated deliverable delays pursuant to Section 3.3:


         [****]                   [****]
         [****]                   [****]
         [****]                   [****]
         [****]                   [****]
         [****]                   [****]
         [****]                   [****]
         [****]                   [****]
         [****]                   [****]
         [****]                   [****]
         [****]                   [****]
         [****]                   [****]
         [****]                   [****]
         [****]                   [****]

11.      PAYMENT, RECORDS, AND AUDIT RIGHTS.

         11.1 PAYMENT. Except as otherwise provided in this Agreement, the parties will make any payments due hereunder on a quarterly basis within thirty
(30) days of the end of each quarter of the Term and will include with each payment a written report certified by an officer of the respective party that includes the calculations described in Section 9. Overdue payments under this Agreement shall accrue interest at [****] month (or the maximum permitted by law, if less) from the due date until paid. All payments to [****], herein are non-refundable and non-creditable, except as provided herein, and shall be made by [****] via wire transfer into [****] main account pursuant to the following wire transfer instructions:

         Institution Name:                                [****]
         Institution Address:                             [****]
         ABA:                                             [****]
         Beneficiary Name:                                [****]
         Beneficiary Account Number:                      [****]


All payments to [****], herein are non-refundable and non-creditable, and shall be made by [****] via wire transfer into [****] main account pursuant to the following wire transfer instructions:

         Institution Name:                             [****]
         Institution Address:                          [****]
         ABA:                                          [****]
         Beneficiary Name:                             [****]
         Beneficiary Account Number:                   [****]


         11.2 TAXES. Any applicable federal, state, or local taxes, and all use, sales, commercial, gross receipts, privilege or other similar taxes or license fees, surcharges or similar impositions imposed by the Federal Communications Commission or any state regulatory commission, whether charged to or against Net2Phone or Yahoo, with respect to the Net2Phone Services, as well as any other imposition by any governmental authority which has the effect of increasing Net2Phone's cost of providing the Net2Phone Services, shall be payable by Net2Phone and, to the extent that Net2Phone pays such taxes, license fees, surcharges or other similar impositions, Net2Phone shall be entitled to include such amounts in Net2Phone Direct Costs.

         11.3 RECORDS. Each party shall maintain accurate books and records sufficient to verify the amounts payable hereunder.

         11.4 AUDIT RIGHTS. To ensure compliance with the terms of this Agreement, each party (the "Auditing Party") will have the right, at its own expense, to have an independent certified public accounting firm inspect and audit, all of the accounting and sales books and records of the other party (the "Audited Party") that are relevant to the payment obligations and costs calculations of the parties under this Agreement. Audited Party shall make such books and records available to Auditing Party in connection with any such audit. Auditing Party will give Audited Party [****] days' prior notice of its intent to conduct an audit, and the audit will be conducted during regular business hours in such a way so as not to unreasonably interfere with Audited Party's normal business activities. Audits under this section shall not occur more frequently than once every [****], unless an earlier audit revealed an underpayment. If an audit reveals an underpayment by Audited Party of more than [****] percent ([****]) of the amounts due for any calendar quarter, Audited Party will reimburse Auditing Party for the reasonable cost of such audit. Within thirty (30) days after written notice of any undisputed underpayment, Audited Party shall pay Auditing Party the amount of the underpayment.

12. WARRANT. Simultaneous with the execution of the Agreement, Yahoo shall be issued a Warrant substantially in the form of Exhibit I.

13.      USER DATA.

         13.1 USER INFORMATION. All Yahoo User Data will be the sole property of Yahoo provided that Yahoo hereby grants Net2Phone a non-exclusive, non-transferable, royalty-free license to access, use and store data solely as necessary to perform the Net2Phone Services under this Agreement. All Yahoo User Data collected and used as part of the P2P Core Services, [****] Services, the PC2P Services, the Net2Phone Physical Calling Card Services and the Billing Services will be the sole property of Yahoo [****]. Under no circumstances will Net2Phone [****]. [****] under this Agreement must be approved in advance by Yahoo, which approval shall not be unreasonably withheld. Under no circumstances will Net2Phone disclose any Yahoo User Data to third parties except as required by law, subject to Yahoo's prior written approval not to be unreasonably withheld or delayed, or in order to perform the Net2Phone Services under this Agreement subject to Yahoo's prior written approval not to be unreasonably withheld; further, all Yahoo User Data shall be used only in accordance with Yahoo's then-current privacy policy.

Net2Phone agrees to do nothing inconsistent with Yahoo's ownership of Yahoo User Data, including any distribution of the Yahoo User Data and any use of the Yahoo User Data other than as expressly permitted in this Agreement. In addition, except as described in Sections 13.1 or 13.2, Net2Phone agrees not to store, copy, analyze, monitor, or make any other use of data transmitted from Yahoo to Users, except solely as necessary to perform the Net2Phone Services under this Agreement, and not to use such data in violation of any applicable law or regulation. Net2Phone will cooperate fully with Yahoo and follow and comply with all reasonable instructions and directions of Yahoo to ensure compliance with the FTC Order attached hereto as Exhibit N. If any User requests or Yahoo requests on behalf of any User that Net2Phone remove all personally identifiable information relating to such User from Net2Phone's databases and other records, then Net2Phone will promptly remove such personally identifiable information from its database and other records, in which event Net2Phone shall have no further obligations to provide services which require such personally identifiable information to such end User.

         13.2 AGGREGATE DATA. Subject to the terms of this Section 13, Yahoo agrees that Net2Phone may track, use and store in aggregate form the following categories of data (the "Aggregate Data") solely as necessary to perform the Net2Phone Services. The categories of data shall include [****], and other categories as may be mutually agreed by the parties as needed to allow Net2Phone provide the Net2Phone Services. Net2Phone acknowledges and agrees that the data described in the preceding sentence is Yahoo User Data and Yahoo hereby grants Net2Phone a non-exclusive, non-transferable, royalty-free license to use such data internally, solely to provide and to improve the performance and functionality of the Net2Phone Services delivered to Yahoo; provided, however, that Net2Phone will not sell, transfer or otherwise disclose such data to third parties, nor will it use such data to develop or market, directly or indirectly, through Net2Phone or any third party, products or services [****]. Prior to any use of any such data, Net2Phone agrees that it will remove all personally identifiable information from such data. Net2Phone agrees that it will not engage in any more detailed analysis or tracking of Yahoo [****] Voice Services Users than is described in this Section 13.2.

         13.3 For the purpose of clarification, and notwithstanding anything contained herein, none of the limitations or restrictions described in this
Section 13 will apply to any user data which Net2Phone independently, or in connection with a third party, acquires outside the scope of this Agreement, and will in no way limit or affect Net2Phone's right to conduct email or other communications with Yahoo Users with whom Net2Phone independently, or in connection with a third party, establishes a relationship with outside the scope of this Agreement.

         13.4 PERFORMANCE STATISTICS. Net2Phone will provide Yahoo with all log files and statistics that the parties may mutually determine are important in understanding the performance of the Yahoo [****] Voice Services. Net2Phone will share log files and statistics no less frequently than monthly and to the extent Net2Phone is reasonably able to do so, Net2Phone will in the future attempt to provide such files and statistics on a weekly basis. The set of statistics will include, but not be limited to, [****].

         13.5 CO-BRANDED PAGES. Yahoo will have sole control over the design, look-and-feel, appearance and content of the Co-Branded Pages, subject to the Net2Phone Brand Feature Usage Guidelines attached hereto on Exhibit B-2 and
Section 21.2 as they relate to the Net2Phone Brand Features. The parties agree that each will, with respect to any Co-Branded Pages it hosts (i) disclose to any User of such Co-Branded Page that any information collected on such Co-Branded Page is being collected by that party; (ii) operate such Co-Branded Page in accordance with policies (including but not limited to policies governing the collection of any user data) that comply with Yahoo's Privacy Policy located at http://docs.yahoo.com/info/privacy/ and other Yahoo policies applicable to co-branded properties (provided that Yahoo will provide such policies to Net2Phone in writing and Net2Phone will promptly conform the operation of the Co-Branded Pages to the requirements of such policies), and
(iii) disclose the policies applicable to the collection and use of any and all use data on such Co-Branded Page in a privacy policy that is TRUSTe certified and compliant with EULA obligations as outlined in Section 2.2(e). In addition, each party agrees that it is and will remain compliant with TRUSTe (or equivalent) guidelines during the Term of this Agreement and will comply with applicable privacy laws and regulations in connection with this Agreement.

14.      LIMITED EXCLUSIVITY.

         14.1 P2P CORE SERVICES LIMITED EXCLUSIVITY. The "P2P Core Services Launch Date" is the date that is [****] that the inbound calling portion of the P2P Core Services is first publicly available. For [****] from the

P2P Core Services Launch Date, Net2Phone has the [****] right and obligation to [****], and Net2Phone has the additional [****] right and obligation to [****]. Notwithstanding the foregoing sentence, the parties agree that if Yahoo wants to use a third party to provide a commercially reasonable solution to [****], Yahoo may use such third party [****], but Net2Phone shall, provided that the exclusivity contained in this Section or the Agreement have not terminated, [****] for purposes of the revenue share calculation.

         14.2 [****] SERVICES LIMITED EXCLUSIVITY.

             (a) For [****] commencing from the date [****] is first publicly available, on each of the following [****], Yahoo will not enter into an agreement with a third party to [****] on each such corresponding [****] and to [****].

             (b) [****] SERVICES [****]. Yahoo will notify Net2Phone if Yahoo [****] on any Yahoo [****] Properties for which Net2Phone does not have [****] under Section 14.2(a). Net2Phone will have [****] business days to provide Yahoo with a [****]. During this ten (10) business day period, Yahoo will not [****] to provide such services. Yahoo will [****] Net2Phone's [****] but it will be in Yahoo's sole and absolute discretion whether to [****]. If Yahoo [****], Yahoo will be free to [****] to provide the aforementioned services.

         14.3 PC2P SERVICES LIMITED EXCLUSIVITY. During the first [****] following the date that the PC2P Services are first publicly available, Yahoo will not enter into an agreement with [****] to [****] into the [****]. For purposes of clarification, the foregoing exclusivity does not prohibit Yahoo from [****] owned by Yahoo, provided that so long as the exclusivity contained in this Section or the Agreement have not terminated, Net2Phone will be entitled to [****] and Net2Phone will [****] associated with a User's use of the [****] utilizing Yahoo's [****]. Yahoo agrees that the foregoing sentence does not oblige Net2Phone to undertake additional development to maintain compatibility of Net2Phone's Managed IP Network with [****] owned by Yahoo. Additionally, notwithstanding the foregoing limited exclusivity, if a third party requests that Yahoo not [****] or use the [****] solution of such third party or some other third party, then Yahoo will not be prohibited from complying with such third party's request. Yahoo agrees that Yahoo cannot use the Net2Phone PC2P Software [****].

         14.4 NET2PHONE [****] LIMITED EXCLUSIVITY. During the [****] following the Effective Date of the Agreement, Yahoo will not [****] whose sole purpose is to enable Users to make person-to-person local and long distance telephone calls [****]. For purposes of this Section [****] do not include [****] which are multi-functional, i.e., permit use of the [****] to pay for goods or services, but do not have as their primary function the enabling of users to make person-to-person local and long distance telephone calls by dialing a direct access number

         14.5 The parties acknowledge and agree that the exclusive requirements described in Sections 14.1 through 14.4 limit Yahoo only as specified and expressly described therein and Yahoo will not be restricted from any activity other than those specifically and expressly described therein. For purposes of clarity and by way of example only and without limitation, Yahoo will not be prohibited or restricted from doing any or all of the following: (i) from making Yahoo Content, Yahoo [****] Properties or Yahoo [****] Voice Services available via other voice services such as the use of an internet browser to retrieve and play content in an audible format; (ii) from entering into an agreement with third parties to provide [****] from Yahoo [****] Properties for which Net2Phone does not have [****] under Section 14.2(a) [****] as set forth in Section 14.2(b) above; (iii) from deploying [****], any Yahoo [****] Property or Yahoo [****] Voice Services; (iv) from entering into agreements with third parties to deploy Yahoo [****] Voice Services, any version of the Yahoo Software, Yahoo Content or Yahoo U.S. Properties in connection with [****], (v) providing services substantially similar to those described in Sections 14.1 through 14.4 via networks other than Yahoo's domestic network (including without limitation www.yahoo.com) and the Yahoo [****] Properties; (vi) entering into agreements with any third parties to carry [****] voice traffic; or (vii) from providing calls that include [****] components. Net2Phone agrees that nothing contained in this Agreement including but not limited to the limited exclusivity provisions in this Section 14 restricts Yahoo in any way from selling advertising promotions or direct marketing services on the Yahoo network to any third parties including competitors on Net2Phone, except as set forth in Section 7.3. Net2Phone agrees that in consideration of Net2Phone's exclusivity rights under
Section 14, Net2Phone has the obligation to provide the services which are covered by such exclusivity. For the purposes of this Section 14.5, "Yahoo Business Services" shall mean Yahoo Properties and services exclusively targeted at and licensed or sub-licensed (by Yahoo or a Yahoo partner) to

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
businesses, government entities and other non-consumer entities, including but not limited to the product known as Corporate My Yahoo.

         14.6 LIMITED EXCLUSIVITY TERMINATION. At Yahoo's option, any or all of the limited exclusivity obligations described in Sections 14.1 through 14.4, and/or [****] Sections [****] will immediately terminate upon written notice to Net2Phone as a result of a termination event as described in Sections [****] of this Agreement, even if Yahoo does not elect to terminate this entire Agreement pursuant to the aforementioned sections. Net2Phone acknowledges and agrees that termination of any exclusivity obligation will not relieve Net2Phone of its obligations to provide the Net2Phone Services if requested by Yahoo provided that the revenue share in Section 9 will continue and Net2Phone will only be entitled to receive the revenue share described in Section 9 that is generated by the Net2Phone Services provided by Net2Phone and not services provided by third parties in support of the Yahoo [****] Voice Services, except if Net2Phone is entitled to revenues from third parties supporting the P2P Core Services as described in Section 14.1 and provided that the limited exclusivity obligation described in Section 14.1 has not been terminated.

         14.7 [****]. Yahoo agrees that within [****] prior to expiration of the Term, and before [****] to provide such services to Yahoo within [****] business days of [****] from Yahoo; provided, however, that (i) Yahoo will have no liability to Net2Phone if Yahoo [****] to provide the such services to Yahoo; and (ii) Net2Phone will have no liability to Yahoo if Net2Phone decides, in its sole discretion, [****] to provide such services to Yahoo.

         14.8 NET2PHONE LIMITED EXCLUSIVITY. Pursuant to Section 3.6(c), Net2Phone will not [****] as listed in Exhibit H-1 which contemplate or result in a competitive service being publicly announced or launched prior to or within [****] of that particular [****] being launched by Yahoo.

15.      REPRESENTATIONS AND WARRANTIES.

         15.1 MUTUAL REPRESENTATIONS AND WARRANTIES. Each party represents and warrants to the other party that: (i) such party has been duly incorporated and is validly existing under the laws such party is incorporated; (ii) such party has the full corporate right, power and authority to enter into this Agreement;
(iii) when executed and delivered by such party, this Agreement will constitute the legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms; and (iv) such party acknowledges that the other party makes no representations, warranties or agreements related to the subject matter hereof that are not expressly provided for in this Agreement.

         15.2 SECURITY. Each party represents and warrants that it will maintain security measures and safeguard the confidentiality of all Yahoo User Data or user information or data that may come into its possession or control, which security measures and safeguarding will be maintained and undertaken with at least the same level of care, quality and diligence as industry standard care applicable to the same or substantially similar data or information. Each party represents, warrants and covenants that it will not use any Yahoo User Data in violation of any User's privacy or publicity rights.

         15.3 DISCLAIMER. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, EACH PARTY HEREBY DISCLAIMS ALL WARRANTIES, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, INCLUDING BUT NOT LIMITED TO, ALL IMPLIED WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE, MERCHANTABILITY, TITLE AND NON-INFRINGEMENT. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES ANY WARRANTY THAT THE YAHOO [****] VOICE SERVICES, YAHOO [****] PROPERTIES OR NET2PHONE SERVICES OR NET2PHONE INFORMATION WILL MEET USERS' REQUIREMENTS, BE UNINTERRUPTED, TIMELY, SECURE, OR ERROR FREE. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES ANY WARRANTY AS TO THE RESULTS THAT MAY BE OBTAINED FROM THE USE OF THE YAHOO [****] VOICE SERVICES, YAHOO [****] PROPERTIES, NET2PHONE SERVICES OR NET2PHONE INFORMATION AS TO THE ACCURACY OR RELIABILITY OF ANY INFORMATION OBTAINED THROUGH THE YAHOO [****] VOICE SERVICES, YAHOO [****] PROPERTIES, NET2PHONE SERVICES OR NET2PHONE INFORMATION. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, AND WITHOUT LIMITING NET2PHONE'S EXPRESS OBLIGATIONS UNDER THIS AGREEMENT REGARDING

THE NET2PHONE SERVICES, YAHOO ACKNOWLEDGES THAT NET2PHONE DOES NOT GUARANTEE, OR GIVE ANY WARRANTY WITH RESPECT TO THE CONTENT, ACCURACY, TIMELINESS OR AVAILABILITY OF THE YAHOO [****] VOICE SERVICES, OR WITH RESPECT TO THE RIGHT OF YAHOO TO PROVIDE THE YAHOO [****] VOICE SERVICES. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT NET2PHONE MAKES NO WARRANTIES OR CONDITIONS, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, TO USERS, AND NET2PHONE EXPRESSLY DISCLAIMS ANY IMPLIED WARRANTIES OF MERCHANTABILITY, NONINFRINGEMENT AND FITNESS FOR A PARTICULAR PURPOSE TO USERS.

16.      INDEMNIFICATION.

         16.1 BY NET2PHONE. Net2Phone, at its own expense will indemnify, defend and hold harmless Yahoo, its directors, officers, employees, representatives, agents and affiliates against any claim, suit, action or proceeding based on or arising from a third-party claim: (i) in connection with any claim that the Net2Phone Services or any services (but excluding all content) supplied by Net2Phone in connection with any of the Net2Phone Services infringe or misappropriate any copyrights, trademarks, patents, mask works, trade secrets or other Intellectual Property Rights arising under the laws of the United States, Japan or any European Union nation; (ii) in connection with any claim that the Net2Phone Information or Net2Phone Platform, infringes or misappropriates any copyrights, trademarks, patents, mask works, trade secrets or other Intellectual Property Rights arising under the laws of the United States, Japan or any European Union nation; or (iii) that any Net2Phone Brand Feature infringes in any manner any trademark or trade dress right; provided that: (x) Yahoo provides Net2Phone with prompt notice of any such claim; (y) Yahoo permits Net2Phone to assume and control the defense of such action, with counsel chosen by Net2Phone (who shall be reasonably acceptable to Yahoo), provided that Yahoo shall have the right to participate in such defense with counsel of its choice at its own cost; and (z) Net2Phone does not enter into any settlement or compromise of any such claim without Yahoo's prior written approval, such approval not to be unreasonably withheld. Net2Phone will pay any and all costs, damages, and attorneys fee awarded against Yahoo and all expenses incurred by Yahoo in connection with or arising from any such claim, suit or proceeding.

         16.2 BY YAHOO. Yahoo, at its own expense will indemnify, defend and hold harmless Net2Phone, its directors, officers, employees, representatives, agents and affiliates against any claim, suit, action or proceeding based on or arising from a third-party claim: (i) in connection with any claim that [****] (excluding any Yahoo Content) infringe or misappropriate any copyrights, trademarks, patents, mask works, trade secrets or other Intellectual Property Rights arising under the laws of the United States, Japan or any European Union nation; (ii) in connection with any claim that the Yahoo Information infringes or misappropriates any copyrights, trademarks, patents, mask works, trade secrets or other Intellectual Property Rights arising under the laws of the United States, Japan or any European United nation; or (iii) that any [****] infringes in any manner any trademark or trade dress right; provided that: (x) Net2Phone provides Yahoo with prompt notice of any such claim; (y) Net2Phone permits Yahoo to assume and control the defense of such action, with counsel chosen by Yahoo (who shall be reasonably acceptable to Net2Phone), provided that Net2Phone shall have the right to participate in such defense with counsel of its choice at its own cost; and (z) Yahoo does not enter into any settlement or compromise of any such claim without Net2Phone's prior written approval, such approval not to be unreasonably withheld. Yahoo will pay any and all costs, damages, and attorneys fee awarded against Net2Phone and all expenses incurred by Net2Phone in connection with or arising from any such claim, suit or proceeding.

         16.3 ELECTION OF REMEDY. In the event that the ability of the party receiving the benefit of the indemnity described in this Section 16 (the "Indemnitee") to exercise its rights or fulfill its obligations under this Agreement is enjoined due to a claim covered by the indemnity obligations set forth in Section 16.1 or 16.2 above, or if, in the reasonable apprehension of the party obligated to provide such indemnity (the "Indemnitor"), a claim covered by the indemnity obligations set forth in Section 16.1 or 16.2 above is likely to be asserted, the Indemnitor will, at its option and expense, either:

             (a) procure for the Indemnitee and the Users the right to use the material that is subject of the indemnification obligation under this Agreement;

             (b) replace such infringing or non-compliant material with non-infringing or compliant material; provided, that such non-infringing or compliant material will not materially adversely affect or limit the operation or functionality of the Indemnitor's material;

             (c) modify the infringing or non-compliant material so that it is non-infringing or compliant; provided, that such non-infringing or compliant material will not materially adversely affect or limit the operation or functionality of the Indemnitor's material; or,

             (d) if none of the above options are reasonably available after commercially reasonable attempts by the Indemnitor to obtain such option, the Indemnitor may, at its option, terminate the provisions of this Agreement (excluding Section 16) that pertain to the infringing material.

         16.4 [****] INDEMNIFICATION REMEDY. The parties agree that if the Indemnitee reasonably concludes that given the nature of a claim covered by Indemnitor's indemnity, that Indemnitee's liability arising out of such claim [****], then Indemnitee will provide notice to Indemnitor of same which notice shall include reasons demonstrating why Indemnitee believes its conclusion is reasonable. Thereafter, Indemnitor will have two (2) weeks to demonstrate to Indemnitee that Indemnitee's conclusion is not reasonable. If Indemnitor is unable to so demonstrate to the reasonable satisfaction of Indemnitee, Indemnitee will have the right to terminate this Agreement but only as it relates to the material(s) provided by Indemnitor which are the subject of such claim and only for such time as Indemnitee can continue to reasonably demonstrate that, given the nature of the claim, [****].

         16.5 SOLE REMEDY. The foregoing states each indemnifying party's entire liability and each indemnified party's sole remedy with respect to the infringement of any patents, copyrights, trademarks, trade secrets or other Intellectual Property Rights of any third party.

         16.6 If Yahoo is prevented from using any Net2Phone Service, the Net2Phone Platform or any Net2Phone Information covered by the exclusivity obligation(s) described in Sections 14.1 through 14.4 because a third party obtained equitable relief in the form of an order from a court of competent jurisdiction preventing such use based on a claim by such third party that the provision or use of such Net2Phone Service, Net2Phone Platform or Net2Phone Information infringes or misappropriates the Intellectual Property Rights of such third party, and Net2Phone is unable to provide Yahoo with relief from such order pursuant to Sections 16.3(a)-(c) of this Agreement within thirty (30) days of Yahoo being prevented from using such Net2Phone Service, Net2Phone Platform or Net2Phone Information, then Yahoo will have the right to immediately terminate Yahoo's limited exclusivity obligation(s) with respect to the Net2Phone Service, Net2Phone Platform or Net2Phone Information that is the subject of the claim.

17.      LIMITATION OF LIABILITY.

         17.1 GENERAL. EXCEPT WITH RESPECT TO [****] UNDER NO CIRCUMSTANCES SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR LOST PROFITS (WHETHER SUCH LOST PROFITS ARE CHARACTERIZED AS CONSEQUENTIAL OR DIRECT) OR FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR EXEMPLARY DAMAGES ARISING FROM OR RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT, EVEN IF THAT PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, SUCH AS, BUT NOT LIMITED TO, LOSS OF REVENUE OR ANTICIPATED PROFITS OR LOST BUSINESS. EXCEPT FOR EITHER PARTY'S BREACH OF [****], OR WITH RESPECT TO BREACH OF EACH PARTY'S [****] OBLIGATIONS SET FORTH IN [****], IN NO EVENT SHALL EITHER PARTY'S AGGREGATE, CUMULATIVE LIABILITY TO THE OTHER PARTY ARISING OUT OF OR RELATING TO THIS AGREEMENT EXCEED [****]. THIS LIMITATION ON LIABILITY IS CUMULATIVE WITH ALL PAYMENTS BEING AGGREGATED TO DETERMINE SATISFACTION OF THE LIMIT. THE EXISTENCE OF ONE OR MORE CLAIMS OR SUITS WILL NOT ENLARGE THE LIMIT. EACH PARTY ACKNOWLEDGES THAT THE MUTUAL PROMISES CONTAINED HEREIN REFLECT THE ALLOCATION OF RISK SET FORTH IN THIS AGREEMENT AND THAT EACH PARTY WOULD NOT ENTER INTO THIS AGREEMENT WITHOUT THESE LIMITATIONS ON LIABILITY.

18.      TERM AND TERMINATION.

         18.1 TERM. Unless earlier terminated in accordance with the terms hereof, the term ("Term") of the Agreement shall commence on the Effective Date and have a term of [****] from the date upon which any portion of the Yahoo [****] Voice Services is first publicly available, except that, in the event Net2Phone [****], the Term of this Agreement shall [****] with respect to any such Yahoo [****] Voice Service.

         18.2 TERMINATION FOR CAUSE.

             (a) BY NET2PHONE. Net2Phone may terminate this Agreement upon written notice to Yahoo if Yahoo commits a material breach of this Agreement and such breach is not cured within forty-five (45) days after receipt of written notice of such breach. At any time after [****] from the Launch Date, Net2Phone may terminate this Agreement if [****] provided that: (i) the above referenced [****] as part of the [****] which the parties are required to [****] as described in [****]; (ii) Net2Phone elects to terminate [****]; (iii) Net2Phone must give Yahoo thirty (30) days prior written notice of termination which notice can only be given to Yahoo after [****]; (iv) Net2Phone agrees to provide the services to Yahoo [****], provided that, Net2Phone will have no further obligation to [****]; and (v) Net2Phone immediately [****]. Yahoo agrees that if
(x) due to the fault of Yahoo, [****], (y) such [****] causes [****], and (z) as a result of the [****], then if Net2Phone elects to terminate under this Section 18.2(a) Net2Phone will not be required to [****].

             (b) BY YAHOO. Yahoo may terminate this Agreement or, at Yahoo's option, the affected Net2Phone Service, upon written notice to Net2Phone if (i) Net2Phone commits a material breach of this Agreement and such breach is not cured within forty-five (45) days after receipt of written notice of such breach, or (ii) Net2Phone commits a material breach of the Service Level Agreement as described in the Service Level Agreement attached hereto as Exhibit
F. Additionally, Yahoo will have the right to terminate this Agreement in the event that (i) Net2Phone's [****] provided that (i) the above referenced [****] which the parties are required to [****] as described in [****] and (ii) Yahoo must [****].

         18.3 CHANGE OF CONTROL.

             (a) In the event that any of the Yahoo Competitors (as set forth in Exhibit H-1) obtains a [****] or greater voting or equity interest in Net2Phone either directly or indirectly or through one or more affiliates or through any interest in a holding company, consortium or any other ownership structure, Net2Phone will notify Yahoo in writing within ten (10) days of the consummation of such event and Yahoo will have the right, in its sole discretion, to either
(i) [****], and the [****], and have the remainder of the Agreement continue in full force and effect at any time with thirty (30) days' notice, or (ii) [****]; provided that, Yahoo must elect either option (i) or (ii) within thirty (30) days of Net2Phone's notice, or otherwise lose its right to so terminate with respect to the change of control described in the notice.

             (b) If [****] obtains a voting or equity interest in Net2Phone equal to or greater than [****], or if Net2Phone transfers all or substantially all of its assets to [****] (other than an Affiliate), Net2Phone will notify Yahoo in writing within ten (10) days of the consummation of such event and Yahoo will have the right, in its sole discretion, to either (i) [****] and the [****], and have the remainder of the Agreement continue in full force and effect, or (ii) [****]; provided that, Yahoo must elect either option (i) or
(ii) within thirty (30) days of Net2Phone's notice, or otherwise lose its right to so terminate with respect to the change of control described in the notice. For purposes of this Section 18.3(b) an "Affiliate" is defined as any entity in which Net2Phone [****].

             (c) None of the change of control provisions described in Sections 18.3(a) and (b) will be triggered by any change in the control of Net2Phone that is a result of the transaction that was set forth in the Agreement between IDT and AT&T Corporation dated March 28, 2000 (the "IDT/AT&T Agreement"); provided however that Yahoo's rights under Section 18.3(a) will be triggered if either
(i) any change in the ownership/ control structure of Net2Phone whether or not set forth in or contemplated by the IDT/AT&T Agreement results in any Yahoo Competitor (as set forth in Exhibit H-1) [****] obtaining a [****] or greater voting or equity interest in Net2Phone either directly or indirectly or through one or more affiliates or through any interest in a holding company, consortium or any other ownership structure, or (ii) if any Yahoo Competitor [****] obtains a [****] voting interest in [****] Net2Phone set forth in the IDT/AT&T Agreement.

         18.4 TERMINATION FOR CONVENIENCE. Either party may terminate the PC2P Services portion of the Agreement at any time [****] after the Effective Date for any reason, upon giving [****] prior written notice; provided, however, that
(i) Users of the Net2Phone PC2P Software will have the right to continue to use such software and, Net2Phone will continue to provide the PC2P Services for such Users and (ii) the parties will be entitled to exercise the rights under the licenses and retain any Confidential Information of the other party for a period of [****] after the date of termination for the sole purpose of continued provision of the PC2P Service to Users. Net2Phone and Yahoo will cooperate in good faith to continue to perform their obligations hereunder with respect to the PC2P Services during such [****] transition period.

         Either party may terminate the Net2Phone Physical Calling Card Services portion of the Agreement at any time [****] for any reason, upon giving [****] prior written notice; provided, however, that (i) Users of the Net2Phone Physical Calling Card Services will have the right to continue to use such services and, Net2Phone will continue to provide the Net2Phone Physical Calling Card Services for such Users and (ii) the parties will be entitled to exercise the rights under the licenses and retain any Confidential Information of the other party for a period of [****] after the date of termination for the sole purpose of continued provision of the Net2Phone Physical Calling Card Services to Users. Net2Phone and Yahoo will cooperate in good faith to continue to perform their obligations hereunder with respect to the Net2Phone Physical Calling Card Services during such [****] transition period.

         18.5 TERMINATION FOR [****].

             (a) BY NET2PHONE. If, during the Term, the [****], and Net2Phone so notifies Yahoo, Yahoo agrees to work together in good faith with Net2Phone to [****]. If Net2Phone and Yahoo are unable to agree in good faith upon [****] relating to Net2Phone's provision of the Net2Phone Services [****] upon the later of [****].

             (b) BY YAHOO. If, during the Term, the Net2Phone Services or Yahoo [****] Voice Services [****], Yahoo will have the right to terminate this Agreement, either in its entirety or with respect to the particular Net2Phone Services that is [****].

         18.6 EFFECT OF TERMINATION. Upon any termination or expiration of this Agreement for any reason, all licenses from one party to the other party will immediately terminate; provided, however, that the parties will be entitled to exercise the rights under the licenses and retain any Confidential Information of the other party as required by Section 18.8 for the sole purpose of continued provision of the Yahoo [****] Voices Services to Users. Only Sections 2 (as described in Section 18.6), 9.5(c), 9.6(b), 11.4 [****], 12, 15, 16, 17, 18.6,
18.8, 19, 20, 21 and 23 shall survive the expiration or termination of this Agreement for any reason. In addition, the obligation to make payments which accrue prior to termination or expiration of this Agreement shall survive the expiration or termination of this Agreement for any reason. In addition, in the event that the Agreement is not extended beyond its Term or is terminated by either party prior to completion of the Term Net2Phone will, at Yahoo's cost, provide: (i) Yahoo with all Yahoo User Data collected by Net2Phone in the scope of performing the Net2Phone Services under this Agreement [****] to the extent not already provided to Yahoo, and (ii) will assist Yahoo's efforts to transfer these services to another provider, as reasonably requested by Yahoo.

             (a) Upon termination of this Agreement or the limited exclusivity set forth in Sections 14.1 through 14.4 by Yahoo pursuant to Sections 18.2(b) or
18.3 or termination by Yahoo of the limited exclusivity set forth in Sections
14.1 through 14.4 pursuant to Section 14.5: (i) Net2Phone will [****] described in Section 10.2 (the "[****]") within thirty (30) days of any such termination, provided that, in the event that Yahoo enters into an agreement or agreements with any third party or parties to provide services in support of the Yahoo [****] Voice Services that are substantially similar to the Net2Phone Services, (the "Third Party Services"), Yahoo shall [****]; and (iii) Net2Phone will pay all remaining unpaid payments related to Net2Phone's advertising commitment described in Section 7 (the "Remaining Advertising Commitment"), payable when and as such payments would have become due during the Term had the Agreement not so terminated; provided that (A) Yahoo shall comply with and shall provide the advertising to Net2Phone under the terms and conditions of this Agreement, including those set forth in Exhibit J, and (B) the total amount of the Remaining Advertising Commitment shall be reallocated to promote Net2Phone on the Yahoo Properties and Net2Phone will have no further obligation to promote the Yahoo [****] Voice Services. In the event that Yahoo terminates this Agreement with respect to any of the P2P Core Services, [****] Services, PC2P Services and/or Net2Phone Physical Calling Card Services, Yahoo's refund or credit obligation and Net2Phone's obligations with respect to the Remaining Placement Fee and Remaining

Advertising Commitment set forth under subsections (i) and (ii) above of this
Section 18.6(a) will be calculated and handled as follows: [****].

             (b) Upon termination of this Agreement by Yahoo pursuant to Section 18.3(b), in addition to its obligations under Section 18.6(a) above, Net2Phone will immediately [****].

             (c) Upon termination of this Agreement by Yahoo pursuant to Section 18.5(b), or by Net2Phone pursuant to Section 18.2(a) or Section 18.5(a) (i) Yahoo will [****] under the terms and conditions of this Agreement, including those set forth in [****], except that any [****] shall be reallocated to [****] and Net2Phone will have no further obligation to [****] the Yahoo [****] Voice Services, and (ii) Net2Phone will have no further payment obligations under this Agreement with respect to [****].

         18.7 TERMINATION FOR CAUSE BY EITHER PARTY. This Agreement may be terminated by a party immediately upon notice if the other party: (a) becomes insolvent; (b) files a petition in bankruptcy; and/or (c) makes an assignment for the benefit of its creditors.

         18.8 TRANSITION PERIOD FOLLOWING TERMINATION. Upon any termination of this Agreement, at Yahoo's request, Net2Phone will continue to provide the Net2Phone Services to Yahoo for up to [****] from the date of termination; provided however that if and only if the Agreement has been [****].

19.      OWNERSHIP.

         19.1 YAHOO OWNERSHIP. Net2Phone acknowledges and agrees that, subject to Net2Phone's ownership of the Net2Phone Brand Features, Net2Phone Platform and Net2Phone Information as set forth in Section 19.2, as between Net2Phone on the one hand, and Yahoo on the other, Yahoo owns all right, title and interest in the Yahoo [****] Properties, Yahoo Brand Features, Yahoo [****] Voice Services, Yahoo [****] Telephony Platform, Co-Branded Pages (excluding Net2Phone's Brand Features) and all Yahoo User Data, and that, except for the licenses set forth in this Agreement, nothing in this Agreement shall confer in Net2Phone any license or right of ownership in the foregoing.

         19.2 NET2PHONE OWNERSHIP. Yahoo acknowledges and agrees that as between Yahoo on the one hand, and Net2Phone on the other, Net2Phone is the owner of all right, title and interest in the Net2Phone Brand Features and Net2Phone Platform and Net2Phone Information and that, except for the licenses set forth in this Agreement, nothing in this Agreement shall confer in Yahoo any license or right of ownership in the Net2Phone Brand Features, Net2Phone Platform and Net2Phone Information.

         19.3 NEW SERVICE OFFERINGS. The ownership of Intellectual Property Rights associated with New Service Offerings will be as mutually agreed by the parties pursuant to Section 3.6.

20.      CONFIDENTIALITY.

         20.1 CONFIDENTIAL INFORMATION. "Confidential Information" of a party means any information, in which such party has rights, disclosed by that party to the other pursuant to this Agreement which is in written, graphic, machine readable or other tangible form and is marked "confidential," "proprietary" or in some other manner to indicate its confidential nature, or which the receiving party should reasonably know is confidential by the nature of the circumstances surrounding its disclosure. Confidential Information may also include oral information disclosed by one party to the other pursuant to this Agreement; provided, that such information is designated as confidential at the time of disclosure and is summarized or identified in a written document by the disclosing party within a reasonable time (not to exceed thirty (30) days) after its oral disclosure, and such document is marked in a manner to indicate its confidential nature and delivered to the receiving party.

         20.2 NONDISCLOSURE. Each party shall treat as confidential all Confidential Information of the other party, shall not use such Confidential Information except as set forth herein, and shall not disclose such Confidential Information to any third party except as provided in this Agreement. Without limiting the foregoing, each of the parties shall use at least the same degree of care that it uses to prevent the disclosure of its own confidential information of like importance to prevent the disclosure of Confidential Information disclosed to it by the other party under this Agreement. Each party shall promptly notify the other party of any actual or suspected misuse or unauthorized disclosure of the other party's Confidential Information. Notwithstanding the above, neither party shall have liability to the other with regard to any Confidential Information of the other which (a) was in the public domain at the time it was disclosed or has entered the public domain through no fault of the receiving party; (b) was known to the receiving party, without restriction, at the time of disclosure; (c) is disclosed with the prior written approval of the disclosing party; (d) was independently developed by the receiving party without any use of the Confidential Information; (e) became known to the receiving party, without restriction, from a source other than the disclosing party, without breach of this Agreement by the receiving party and otherwise not in violation of the disclosing party's rights; or (f) is disclosed generally to third parties by the disclosing party without restrictions similar to those contained in this Agreement. A party may disclose the Confidential Information of the other party to the extent required by the order or requirement of a court, administrative agency, or other governmental body; provided, however, that the receiving party shall provide prompt notice thereof to the disclosing party to enable the disclosing party to seek a protective order or otherwise prevent or restrict such disclosure.

         20.3 AGREEMENT TERMS. Neither Net2Phone nor Yahoo will disclose this Agreement or any of its terms to any third party except as required by law, rule or regulation and in accordance with the following. If this Agreement or any of its terms must be disclosed by Net2Phone under any law, rule or regulation, Net2Phone must: (i) give written notice of the intended disclosure to Yahoo at least five (5) days in advance of the date of disclosure; (ii) redact portions of this Agreement to the fullest extent permitted under any applicable laws, rules and regulations; and (iii) submit a request, to be agreed upon by Yahoo, that such portions and other provisions of this Agreement requested by Yahoo receive confidential treatment under the laws, rules and regulations of the body or tribunal to which disclosure is being made or otherwise be held in the strictest confidence to the fullest extent permitted under the laws, rules or regulations of any other applicable governing body. With Yahoo's prior written consent, Net2Phone may also alternately disclose this Agreement and its terms and conditions, in confidence, to potential investors.

         20.4 INJUNCTIVE RELIEF. Any breach of the provisions in this Section 20 is a breach of this Agreement that may cause irreparable harm to the non-breaching party. Any such breach shall entitle the non-breaching party to seek injunctive relief in addition to all legal remedies.

21.      PUBLICITY; TRADEMARK USAGE.

         21.1 PUBLICITY. Any and all publicity relating to the Agreement and subsequent transactions between Yahoo and Net2Phone must be approved in advance by [****]. Press releases announcing the Agreement will not be issued by either party until the Yahoo [****] Voice Services are available to the public. Yahoo will issue a property press release and a joint release will be issued by Yahoo and Net2Phone announcing the relationship between the parties.

         21.2 TRADEMARK USAGE. Except as otherwise expressly stated in this Agreement, each party agrees that all uses of the other party's trademarks on tangible written materials (excluding printouts of web pages by Users) will: (i) include the proper marking for the trademark and the appropriate trademark attribution in reasonably close proximity to its first use of the trademarks;
(ii) not alter the trademarks in any way; and (iii) use the trademarks so that each of such trademarks creates a separate and distinct impression from any other trademark that may be used by the other party. Each party agrees that all uses of the other party's trademarks, including the goodwill and reputation associated therewith will inure to the benefit of the other party. Each party will submit to the other party proposed copies of all printed materials wherein the Brand Features of the other party will be used and such party will not publish or use such materials without the other party's prior written approval. Each party will promptly respond to any such requests for approval; provided that failure to respond shall in no event be deemed to constitute approval. The parties agree that Net2Phone will deliver to Yahoo a GIF file displaying Net2Phone Brand Features as their appearance, color and proportional relationship are required to appear on the Yahoo network. Yahoo will use the GIF file to display the Net2Phone Brand Features on the Yahoo network. Both parties agree that because of the way web pages are constructed, generated, displayed, and continuously redesigned, Yahoo will not be required to comply with other elements of the Net2Phone trademark usage guidelines for HTML pages on the Yahoo network including, without limitation, requirements regarding background color and adjacent content.; provided however,

Yahoo agrees that the quality of the web pages on which the Net2Phone Brand Features are used will be substantially the same as the quality of the Yahoo [****] Properties existing on the Effective Date.

22. [****] EXPANSION. The parties will explore the possibility of entering into an agreement whereby Net2Phone will provide [****] for Yahoo's [****] but each party will have no liability to the other party if they are unable to enter into such an agreement on mutually agreeable terms.

23.      GENERAL PROVISIONS.

         23.1 ASSIGNMENT. Except as provided in this Agreement, neither party may assign or transfer, by operation of law or otherwise, any of its rights under this Agreement to any third party without the other party's prior written consent. Any attempted assignment or transfer of the foregoing will be void. Notwithstanding the foregoing, either party may assign this Agreement without consent in the context of a merger, acquisition, or sale of all or substantially all of its assets provided that the assignee is able to comply with and perform all obligations under this Agreement. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective permitted successors and assigns.

         23.2 ENTIRE AGREEMENT. This Agreement, including the Exhibits hereto, represents the entire agreement between the parties, and supersedes all prior agreements and understandings with respect to the matters covered by this Agreement. Each party acknowledges that it has not entered into this Agreement based on any representations other than those contained herein. This Agreement may only be amended by a written agreement signed by both parties.

         23.3 GOVERNING LAW. The parties agree that any disputes concerning the subject matter of this Agreement that are initiated by Net2Phone, including any counter-claims filed by Yahoo, will be filed in either a California Superior Court or the United States District Court for Northern District of California and will be subject to California laws, as such laws apply to contracts between California residents performed entirely within California. Net2Phone hereby subjects to the personal jurisdiction and venue of the foregoing courts. The parties further agree that any disputes concerning the subject matter of this Agreement that are initiated by Yahoo, including any counter-claims filed by Net2Phone, will be filed in either a state or federal court located in Bergen County, New Jersey and will be subject to New Jersey laws, as such laws apply to contracts between New Jersey residents performed entirely within New Jersey. Yahoo hereby agrees that it shall be subject to the personal jurisdiction and venue of the foregoing courts.

         23.4 SEVERABILITY. If any provision of this Agreement is unenforceable, such provision will be changed and interpreted to accomplish the objectives of such provision to the greatest extent possible under applicable law and the remaining provisions will continue in full force and effect.

         23.5 WAIVER. The waiver of any particular breach or default or any delay in exercising any rights shall not constitute a waiver of any subsequent breach or default, and no waiver shall be effective unless in writing and signed by the waiving party.

         23.6 NOTICES. All notices required or permitted hereunder shall be given in writing addressed to the respective parties as set forth below and shall either be (i) personally delivered, (ii) transmitted by postage prepaid certified mail, return receipt requested, or (iii) transmitted by nationally-recognized private express courier, and shall be deemed to have been given on the date of receipt if delivered personally, or two (2) days after deposit in mail or express courier. Either party may change its address for purposes hereof by written notice to the other. The addresses for the parties are as follows: Net2Phone: 171 Main Street, Hackensack, NJ 07601, Attn.: [****];
Yahoo: 3420 Central Expressway, Santa Clara, CA 95051, Attention: [****].

         23.7 INDEPENDENT CONTRACTORS. The relationship of Net2Phone and Yahoo is that of independent contractors, and nothing contained in this Agreement shall be construed to: (i) give either party the power to direct or control the day-to-day activities of the other; (ii) constitute the parties as partners, joint venturers, co-owners or otherwise as participants in a joint undertaking; or (iii) allow either party to create or assume any obligation on behalf of the other for any purpose whatsoever.

         23.8 CONSTRUCTION. The headings of the several sections of this Agreement are intended for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement. As used in this Agreement, the word "including" means "including but not limited to". In the event any terms or conditions in the Exhibits attached hereto conflict with any terms or conditions in the main body of the Agreement, the terms and conditions in the main body of the Agreement will govern.

         23.9 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

         23.10 FURTHER ASSURANCES. During this Agreement, at the request of a party, the other party shall: (a) deliver such records, data or other documents consistent with the provisions of this Agreement; (b) execute, and deliver or cause to be delivered, all such assignments, consents, documents or further instruments of transfer or license; and (c) take or cause to be taken all such other actions, as a party may reasonably deem necessary or desirable in order for such party to obtain the full benefits of this Agreement and the transactions contemplated hereby.

         23.11 [****]. [****].

         23.12 FORCE MAJEURE. Neither party shall be deemed in default hereunder, nor shall it hold the other party responsible for, any cessation, interruption or delay in the performance of its obligations hereunder due to causes beyond its reasonable control including, but not limited to: earthquake, flood, fire, storm or other natural disaster, act of God, labor controversy or threat thereof, civil disturbance or commotion, disruption of the public markets, war or armed conflict (a "Force Majeure"). A party whose performance is excused by operation of this provision agrees to provide prompt written notice of any Force Majeure to the other party and to resume the interrupted performance as soon as it is feasible to do so.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the Effective Date.


YAHOO! INC.                                    NET2PHONE, INC.
By:  /s/ Ellen Siminoff                        By:  /s/ Cliff Sobel
     ------------------                             ---------------
Name:  Ellen Siminoff                          Name:  Cliff Sobel
Title:  SVP Corporate Development              Title: Chief Executive Officer

Address: 3420 Central Expressway               Address: 171 Main Street
         Santa Clara, CA 95051                          Hackensack, NJ 07601
Tel.:    (408) 731-3378                        Tel.:    (201) 530-4000
Fax:     (408) 328-7939                        Fax:

                                   EXHIBIT A-1

                           YAHOO [****] VOICE SERVICES

Yahoo [****] Voice Services are the set of services enabling voice access to Yahoo content and services as well as telephony functionality. Yahoo [****] Voice Services include but are not limited to the applications and services provided via the Yahoo [****] Telephony Platform. Except as otherwise expressly set forth in this Agreement, the [****].

Yahoo and Net2Phone will work together to project and manage the voice traffic levels of the Yahoo [****] Voice Services as they relate to the [****].

The Net2Phone Services support certain of the [****] which collectively constitute a portion of the Yahoo [****] Voice Services.

The Yahoo [****] Telephony Platform will interface with the Net2Phone Managed IP Network as further described herein. At Yahoo's sole and absolute discretion, the Yahoo [****] Telephony Platform will provide functionality for features [****].

                                      A1-1

                                   EXHIBIT A-2

                YAHOO [****] VOICE SERVICES: [****] CORE SERVICES

A.       [****] CORE SERVICES DESCRIPTION

         The [****] Core Services are a portion of the Yahoo [****] Voice Services that enables [****] Telephony Platform. User access to the P2P Core Services will initially be through a toll-free (8xx) number or numbers [****], at [****] discretion. Users will complete a specific registration process through which they will obtain a Yahoo Phone Number and PIN. By providing the Yahoo Phone Number and PIN (and/or other information or consideration as determined by Yahoo), Users will be able to access [****] and a variety of other Yahoo content and services via the telephone, likely including but not limited to stock quotes, sports, address book, [****]. Users will be able to access [****] on the Yahoo Mail web interface. Calling card services, whereby Yahoo users can [****] from the Yahoo U.S. Telephony Platform, will also be part of the [****] Core Services. Yahoo may also decide to offer additional [****] Core Services, including but not limited to [****] and [****] functionality. Access to the [****] Core Services will initially be [****] to Yahoo registered Users [****].

B.       "NET2PHONE SERVICES" IN SUPPORT OF [****] CORE SERVICES

Net2Phone will provide the following services in support of the P2P Core
Services:

1.       CARRIAGE OF VOICE TRAFFIC

         Net2Phone will provide the carriage of voice traffic to and from the Yahoo [****] Telephony Platform via the Access Numbers over Net2Phone's Managed IP Network.

         The interface between the Net2Phone Managed IP Network and the Yahoo [****] Telephony Platform shall be [****]. In addition, if both parties mutually agree to change codecs or protocols (e.g. due to evolving standards and market conditions), Yahoo and Net2Phone will work together to transition the interface as mutually agreed by the parties.

         Net2Phone will be solely responsible for developing and maintaining the Net2Phone Managed IP Network in support of the [****] Core Services and the Service Level Agreement.

2.       PROCUREMENT OF ACCESS NUMBERS

         In accordance with the deliverables schedule in Exhibit C, Yahoo will initially provide access to the [****] Core Services through a toll-free number(s) and intends thereafter to provide such access also through [****] access numbers. Yahoo intends that these [****] numbers will have an [****] numbers [****] and Yahoo intends to procure such numbers in substantially all [****]. Net2Phone will assist Yahoo in determining which access numbers are available and in procuring all necessary numbers. Yahoo plans to offer Users access to the [****] Core Services via [****]. Net2Phone will assist Yahoo in procuring the necessary [****].

3.       [****]

         At such time as determined by Yahoo to be consistent with its business needs, Yahoo plans to launch a [****] service whereby Yahoo will make it possible for Users to [****] the Yahoo U.S. Telephony Platform via [****] obtained via reseller agreements with local exchange carriers (LECs). This traffic will be routed by the LECs onto the Net2Phone Managed IP Network and terminated at the Yahoo U.S. Telephony Platform.

4.       BILLING

         [****] will provide Billing Services, as set forth on Exhibit A-6, for the [****] Core Services.

C.       BRANDING

                                      A2-1

         The [****] Core Services will contain non-prominent Net2Phone branding as set forth in Exhibit L-1. For the purpose of clarification, such Net2Phone branding shall be [****] than the Net2Phone branding set forth on Exhibit L-1. Yahoo will incorporate Net2Phone's logo (or equivalent) on selected HTML-based pages of the [****] Core Services as described in Exhibit A-7 (provided that such branding will not include animation). Subject to Section 21.2 of the Agreement, all uses by Yahoo of the Net2Phone Brand Features shall be consistent with the Net2Phone Brand Feature Usage Guidelines.


                                      A2-2

                                   EXHIBIT A-3

                  YAHOO [****] VOICE SERVICES: [****] SERVICES

A.       [****] SERVICES DESCRIPTION

The [****] Services are a portion of the Yahoo [****] Voice Services that enables [****] services that connect a User with another party and are outside the scope of the P2P Core Services (i.e., "[****]"). A User will initiate the [****] Services by [****]. Yahoo will offer [****] in the following Yahoo properties and services: [****] and [****], and Yahoo may offer the [****] on other Yahoo U.S. Properties at Yahoo's sole discretion.

B.       "NET2PHONE SERVICES" IN SUPPORT OF [****] SERVICES

Net2Phone will provide the following services in support of the [****]:

1.       CARRIAGE OF VOICE TRAFFIC

         Net2Phone will provide the carriage of the voice traffic associated with the [****] Services over Net2Phone's Managed IP Network. This traffic will be initiated when [****]. In most instances, [****] will determine the [****]. Net2Phone's carriage responsibility includes terminating these calls both domestically and internationally.

         Net2Phone commits to developing and providing to Yahoo [****] meet the launch schedule of such services as stated in Exhibit C.

         Net2Phone will be solely responsible for developing and maintaining the network infrastructure and services necessary to support the [****] Services and the Service Level Agreement.

2.       BILLING

         [****] will provide Billing Services, as set forth on Exhibit A-6, for the [****] Services.

C.       BRANDING

         When a User has initiated a [****] call, "Powered by Net2Phone" branding will appear Above-the-Fold in close proximity to information that is displayed regarding the status of the call during the call and shall be [****] than the example of this branding set forth in Exhibit L-2. Subject to Section
21.2 of the Agreement, all uses by Yahoo of the Net2Phone Brand Features shall be consistent with the Net2Phone Brand Feature Usage Guidelines.

                                      A3-1

                                   EXHIBIT A-4

                   YAHOO [****] VOICE SERVICES: PC2P SERVICES

A.       PC2P SERVICES DESCRIPTION

The PC2P Services are a portion of the Yahoo [****] Voice Services that enables a [****] service that allows Users to [****] and when available [****]. As described in Exhibit C, Yahoo will incorporate Net2Phone PC2P Software into the [****]. At Yahoo's discretion, Yahoo may, subject to Section 14.2, incorporate [****] Functionality into other Yahoo Software to enable this service.

B.       "NET2PHONE SERVICES" IN SUPPORT OF THE PC2P SERVICES

Net2Phone will provide the following services in support of the PC2P Services:

1.       CARRIAGE OF  VOICE TRAFFIC

         Net2Phone will provide the carriage of the voice traffic associated with the PC2P Services over Net2Phone's Managed IP Network. Net2Phone's carriage responsibility includes originating calls in the [****] and terminating these calls [****] and [****].

         Net2Phone will be solely responsible for developing and maintaining the network infrastructure and services necessary to support the PC2P Services in accordance with the Service Level Agreement.

         Net2Phone [****]; however, if Net2Phone plans and is able to do so in the future, it will notify Yahoo and the parties will discuss how to [****]; provided that the parties mutually agree to do so and Net2Phone has the right to disclose such technology to Yahoo.

2.       NET2PHONE PC2P SOFTWARE

         The Net2Phone PC2P software shall consist of the binary version of the PC2P library [****].

         Net2Phone will provide to Yahoo the Net2Phone PC2P Software, Net2Phone PC2P API, and/or Net2Phone [****], as requested by Yahoo under this Agreement and Exhibit C. Subject to satisfactory completion of acceptance testing and as set forth above, Yahoo will integrate the Net2Phone PC2P Software and/or PC2P APIs into [****]. If Yahoo enters into agreements with third parties whereby it offers [****] with that party, the Net2Phone PC2P Software or PC2P APIs will be included in [****] unless the third party explicitly asks to have the [****] or the [****] removed in which event all of [****] liabilities and obligations with respect to such [****], if any, shall immediately terminate.

3.       BILLING

         Net2Phone will provide Billing Services, as set forth on Exhibit A-6, for the PC2P Services.

C.       BRANDING

         The portion of Yahoo Software using the Net2Phone PC2P Software will feature "powered by Net2Phone" branding (but not animation) and shall [****] than the example of this branding in Exhibit L-3. Subject to Section 21.2 of the Agreement, all uses by Yahoo of the Net2Phone Brand Features shall be consistent with the Net2Phone Brand Feature Usage Guidelines. Yahoo will make commercially reasonable efforts, where [****] Functionality is being used (User on a [****] call), [****].

                                      A4-1

                                   EXHIBIT A-5

                    NET2PHONE PHYSICAL CALLING CARD SERVICES


A.       PHYSICAL CALLING CARD SERVICES DESCRIPTION

The Net2Phone Physical Calling Card Services are a portion of the Yahoo [****] Voice Services that enables Users to have a Physical Calling Card that allows domestic and international calling via a [****] based dial-in access number to the Net2Phone Platform. Users will access the calling card by dialing a Net2PhoneDirect number (that will be different than the P2P Core Services access and PIN number), and providing an account number and a PIN.

B.       "NET2PHONE SERVICES" IN SUPPORT OF THE NET2PHONE PHYSICAL CALLING CARD
         SERVICES

Net2Phone will provide the following services in support of the Net2Phone Physical Calling Card Services:

1.       CARRIAGE OF VOICE TRAFFIC

         Net2Phone will carry the voice traffic associated with the Net2Phone Physical Calling Card Services over Net2Phone's Managed IP Network. Net2Phone's carriage responsibility includes originating those calls in the [****] and terminating these calls [****] and [****].

         Net2Phone will be solely responsible for developing and maintaining the Net2Phone Platform and services necessary to support the Net2Phone Physical Calling Card Services in accordance with the Service Level Agreement.

         Upon completion of the Term, Users existing as of the date of termination of the Net2Phone Physical Calling Card Services will be able to continue using the services and may "re-charge" their cards by providing additional prepayments; the revenue share, service level and other provisions related to this service [****] will remain in effect.

         The foregoing description of services in this Exhibit A-5 relate to the Net2Phone Platform. Section 14.4 of the Agreement addresses physical calling cards in the context of third party platforms. Finally, for the purpose of clarification, Yahoo has the right to promote and provide access to the Yahoo [****] Telephony Platform with virtual calling cards, tangible cards, multifunctional cards and other means except that Yahoo agrees that any tangible cards that provide access to the [****] will include [****]. In the case of multi-functional cards that include tangible calling card access to third party platforms, Yahoo may promote this feature and card but agrees [****] as having the [****] of a [****].

2.       NET2PHONE PLATFORM

         The Net2Phone Physical Calling Card Services will utilize the Net2Phone Platform. The Net2Phone Platform will handle all [****] in connection with the Net2Phone Physical Calling Card Services in accordance with Net2Phone's current practices and procedures.

3.       NEW SERVICE OFFERINGS

         [****]. Net2Phone will not offer directly or with any third party via the Net2Phone Physical Calling Card (defined in Section 1.18) any service [****]. For the purposes of clarity, Net2Phone has the right to offer directly or with any third party physical calling cards other than the Net2Phone Physical Calling Card. For purposes of clarity, Yahoo has the right to offer a physical calling card or virtual calling card for any purpose (except as otherwise precluded in Section 14.4) provided however that if Yahoo offers a [****] for the purposes of [****] via the Yahoo U.S. Telephony Platform, Yahoo will [****] on such physical calling card.

                                      A5-1

4.       BRANDING

         The design and content of the Net2Phone Physical Calling Card as well as the content of the voice interface when the Yahoo brand is used in conjunction with the Net2Phone Physical Calling Card shall be subject to Yahoo's prior approval. Notwithstanding the foregoing, the Net2Phone Physical Calling Card Services will feature "powered by Net2Phone" branding.

5.       REGISTRATION FOR NET2PHONE PHYSICAL CALLING CARD SERVICES.

         The parties will mutually agree upon the registration process for users of the Net2Phone Physical Calling Card Service.

                                      A5-2

                                    EXHIBIT D

                                PRIMARY CONTACTS

1.       YAHOO

         A.       ENGINEERING CONTACT:           [****]
                                                 TECHNICAL YAHOO
                                                 (408) [****]
                                                 [****]
                                                 PAGE - [****]@Yahoo-inc.com

         B.       PRODUCTION CONTACT:            LISA POLLOCK
                                                 SENIOR PRODUCER
                                                 (408) [****]
                                                 [****]@Yahoo-inc.com

2.       NET2PHONE

         A.       ENGINEERING CONTACT:           JOSEPH MARREN
                                                 TECHNICAL MANAGER
                                                 (732) [****]
                                                 [****]@Net2phone.com

         B.       PRODUCTION CONTACT:            DAN CIPOLETTI
                                                 DIRECTOR - PRODUCT REALIZATION
                                                 (201) [****]
                                                 [****]@Net2phone.com

                                   EXHIBIT H-1

                               YAHOO COMPETITORS*


[****]
[****]
[****]
[****]
[****]
[****]
[****]
[****]
[****]
[****]
[****]
[****]
[****]
[****]
[****]
[****]
[****]
[****]
[****]
[****]
[****]
[****]
[****]
[****]
[****]

--------
* Yahoo may change this list from time to time provided that (i) Yahoo will limit changes on the list to [****] times per [****] and (ii) Yahoo will not [****] Yahoo Competitors on the list. Changes to the list will not limit or restrict Net2Phone's rights or obligations under agreements with third parties existing on the date of the change to the list.


                                      H1-1

                                   EXHIBIT H-2

                             NET2PHONE COMPETITORS*


[****]
[****]
[****]
[****]
[****]
[****]
[****]
[****]
[****]
[****]
[****]
[****]
[****]
[****]
[****]

--------
* Net2Phone may change the list from time to time provided that (i) Net2Phone will limit changes to the list to [****] times per [****] and (ii) Net2Phone will not [****] on the list. Changes to the list will not limit or restrict Yahoo's rights or obligations under agreements with third party existing on the date of the change to the list.


                                      H2-1

                                    EXHIBIT I

                                 FORM OF WARRANT



NEITHER THE WARRANT NOR THE SHARES OF STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND ANY STATE SECURITIES LAWS. NO SALE, TRANSFER OR OTHER DISPOSITION OF THIS WARRANT OR SAID SHARES MAY BE EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (ii) AN OPINION OF COUNSEL FOR THE PURCHASER, WHICH COUNSEL SHALL BE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED OR (iii) RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED.


Date of Issuance: July       , 2000 ("Date of Issuance")   Warrant No.: W-
                       ------                                             ------


                        WARRANT TO PURCHASE UP TO 658,784
                             SHARES OF COMMON STOCK

OF NET2PHONE, INC.

         THIS CERTIFIES THAT Yahoo! Inc., a Delaware corporation ("Purchaser"), is entitled to purchase under this Warrant up to 658,784 shares of Common Stock (including any other class of securities for which this Warrant becomes exercisable pursuant to the provisions hereof, the "Company Stock") of Net2Phone, Inc., a Delaware corporation (the "Company"), at a per share price of $54.00 (the "Exercise Price") subject to the provisions and upon the terms and conditions hereinafter set forth. The shares of Company Stock or other securities for which this Warrant becomes exercisable pursuant to the provisions hereof are hereinafter referred to as the "Shares."

         1. Vesting and Term.

         1.1 Vesting Date. This Warrant shall vest and become exercisable with respect to [****] of the Shares on the first date (the "Vesting Date") that the Yahoo! Voice Services (as defined in the Voice Over Internet Protocol Services Agreement, dated as of July , 2000 by and between the parties (the "Services Agreement")) achieves [****] dollars ($[****]) in [****], as certified to the Company by an officer of Purchaser pursuant to the notice provisions hereof, prior to the third annual anniversary of the Date of Issuance. If this Warrant does not become vested and exercisable pursuant to this Section 1.1 prior to the third anniversary of the Date of Issuance, this Warrant shall be void.

1.2 Termination Date. This Warrant shall remain exercisable with respect to the Shares from and after the Vesting Date until 5:00 p.m. California time on the earlier of (i) the fourth annual anniversary of the Vesting Date or (ii) the effective date of termination of the Services Agreement by reason of Purchaser's breach pursuant to the first sentence of Section 18.2(a) of the Services Agreement.


         2. Conversion.

                  2.1 Method of Exercise; Payment; Issuance of New Warrant. In the event this Warrant has become vested and exercisable pursuant to the provisions of Section 1.1, this Warrant may be exercised by the Purchaser hereof, in whole or in part and from time to time, by the surrender of this Warrant (with a notice of exercise in the form attached as Exhibit A and the investment representation certificate in the form attached as Exhibit B duly executed) at the principal office of the Company and by the payment to the Company by check or wire transfer, of an amount equal to the then current Exercise Price per share multiplied by the number of Shares then being purchased (the "Aggregate Exercise Price"). The person or persons in whose name(s) any certificate(s) representing Shares shall be issuable upon exercise of this Warrant shall be deemed to have become the Purchaser(s) of record of, and shall be treated for all purposes as the record Purchaser(s) of the shares represented thereby (and such shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised. In the event of any exercise of this Warrant, certificates for the Shares so purchased shall be delivered to the Purchaser hereof as soon as possible and in any event within thirty (30) days of receipt of such notice by the Company and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Purchaser hereof as soon as possible and in any event within such thirty-day period.

                  2.2 Right to Convert Warrant into Stock; Net Issuance. In addition to and without limiting the rights of the Purchaser under the terms of this Warrant, the Purchaser may elect to convert this Warrant or any portion thereof (the "Conversion Right"), but only to the extent that the Purchaser then has a right to exercise this Warrant, into Shares, the aggregate value of which Shares shall be equal to the value of this Warrant or the portion thereof being converted. The Conversion Right may be exercised by the Purchaser by surrender of this Warrant at the principal office of the Company together with notice of the Purchaser's intention to exercise the Conversion Right, in which event the Company shall issue to the Purchaser a number of Shares computed using the following formula:

                  X= Y(A-B)
                     ------
                        A

Where:

                  X    The number of Shares to be issued to the Purchaser.

                  Y The number of Shares representing the portion of this Warrant that is being converted.

                  A    The fair market value of one Share.

                  B The Exercise Price (as adjusted to the date of such calculations).

For purposes of this Section 2.2, the "fair market value" per Share shall mean:

                  (a) the average daily Market Price (as defined below) during the period of the most recent 20 days, ending on the last business day before the effective date of exercise of the Conversion Right, on which the national securities exchanges were open for trading; or

                  (b) if no class of Common Stock is then listed or admitted to trading on any national securities exchange or quoted in the over-counter market, the fair market value shall be the Market Price on the last business day before the effective date of exercise of the Conversion Right.

                  If the Common Stock is traded on a national securities exchange or admitted to unlisted trading privileges on such an exchange, or is listed on the National Market System (the "National Market System") of the National Association of Securities Dealers Automated Quotations System (the "NASDAQ"), the Market Price as of a specified day shall be the last reported sale price of Common Stock on such exchange or on the National Market System on such date or if no such sale is made on such day, the mean of the closing bid and asked prices for such day on such exchange or on the National Market System. If the Common Stock is not so listed or admitted to unlisted trading privileges, the Market Price as of a specified day shall be the mean of the last bid and asked prices reported on such date (x) by the NASDAQ or (y) if reports are unavailable under clause (x) above by the National Quotation Bureau Incorporated. If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and ask prices are not reported, the Market Price as of a specified day shall be determined in good faith by written resolution of the Board of Directors of the Company.

                  2.3 Automatic Conversion. In the event of termination of this Warrant pursuant to Section 1 above, to the extent that this Warrant is then exercisable and such conversion would result in the issuance of shares to the Purchaser, this Warrant shall be deemed automatically converted under Section
2.2 above immediately prior to the time at which it would otherwise expire.

         3. Securities Fully Paid; Reservation of Shares; Capitalization Representations. All Shares that may be issued upon the exercise of the rights represented by this Warrant, upon issuance, will be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by the Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of issuance upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of Company Stock as from time to time shall be issuable upon the exercise of this Warrant. As of June 26, 2000, the authorized capital stock of the Company consists of (a) 10,000,000 shares of preferred stock ("Preferred Stock"), par value $.01 per share, none of which are validly issued and outstanding, (b) 200,000,000 shares of common stock, par value $.01 per share ("Common Stock"), of which 21,390,993 shares are validly issued and outstanding and (c) 33,924,250 shares of Class A Common Stock are authorized and validly issued and outstanding. The Company has reserved 10,563,192 shares of Common Stock for issuance upon exercise of outstanding options and warrants.

         4. Adjustment of Exercise Price and Number of Shares. The number and kind of securities purchasable upon the exercise of the Warrant and the Exercise Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

                  4.1 Reclassification or Merger. In case of any reclassification, change or conversion of securities in the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is a continuing corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale or transfer of all or substantially all of the assets of the Company in each case after the Vesting Date, unless this Warrant shall have been exercised or terminated in accordance with its terms, the Purchaser of this Warrant shall have the right to exercise this Warrant and upon such exercise to receive, in lieu of the Shares theretofore issuable upon exercise of this Warrant, the kind and amount of consideration, including but not limited to shares of stock, other securities, money and property receivable upon such reclassification, change, conversion, merger, sale or transfer as would have been received if this Warrant had been exercised in full immediately prior to such event. The provisions of this subparagraph shall similarly apply to successive reclassifications, changes, conversions, mergers, sales or transfers.

                  4.2 Subdivisions or Combination of Shares. If at any time while this Warrant remains outstanding and unexpired the Company shall subdivide or combine its Company Stock, the Exercise Price and the number of Shares issuable upon exercise hereof shall be proportionately adjusted.

                  4.3 Stock Dividends. If at any time while this Warrant is outstanding and unexpired the Company shall pay a dividend payable in shares of Company Stock (except any distribution specifically provided for in the foregoing subparagraphs 4.1 and 4.2), then the Exercise Price shall be adjusted, from and after the date of determination of shareholders entitled to receive such dividend or distribution, to that price determined by multiplying the Exercise Price in effect immediately prior to such date of determination by a fraction (a) the numerator of which shall be the total number of shares of Company Stock determined on a fully diluted basis outstanding immediately prior to such dividend or distribution, and (b) the denominator of which shall be the total number of shares of Company Stock outstanding determined on a fully diluted basis immediately after such dividend or distribution and the number of Shares subject to this Warrant shall be proportionately adjusted.

                  4.4 Notice of Adjustments. Whenever the Exercise Price shall be adjusted pursuant to the provisions hereof, the Company shall within thirty
(30) days after such adjustment deliver a certificate signed by its chief financial officer to Purchaser setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the number of Shares subject to this Warrant and the Exercise Price therefor, as applicable, after giving effect to such adjustment.

         5. COMPLIANCE WITH SECURITIES LAWS.

                  5.1 ACCREDITED INVESTOR. THIS WARRANT IS CONDITIONED UPON, AND BY ITS ACCEPTANCE HEREOF PURCHASER HEREBY REPRESENTS AND WARRANT TO THE COMPANY, THAT PURCHASER IS AN "ACCREDITED INVESTOR" AS THAT TERM IS DEFINED UNDER REGULATION D UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT").

                  5.2 LEGEND. UPON ISSUANCE, THE SHARES SHALL BE IMPRINTED WITH A LEGEND IN SUBSTANTIALLY THE FOLLOWING FORM:

         THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

together with any legend required under applicable State securities laws.


5.3 TRANSFERABILITY. THIS WARRANT AND THE RIGHTS HEREUNDER MAY NOT BE TRANSFERRED OR ASSIGNED, IN WHOLE OR IN PART, WITHOUT (i) COMPLIANCE WITH APPLICABLE FEDERAL AND STATE SECURITIES LAWS BY THE TRANSFEROR AND THE TRANSFEREE, (ii) THE DELIVERY OF INVESTMENT REPRESENTATION LETTERS AND LEGAL OPINIONS REASONABLY SATISFACTORY TO THE COMPANY, AND (iii) THE PRIOR WRITTEN CONSENT OF THE COMPANY. THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE TRANSFERRED OR ASSIGNED, IN WHOLE OR IN PART, WITHOUT COMPLYING WITH SUBPARAGRAPHS (i) AND (ii) ABOVE.

         6. Fractional Shares. No fractional shares will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the Exercise Price then in effect.

         7. Registration Rights. Upon exercise of this Warrant, the Purchaser shall have and be entitled to exercise the same registration rights with respect to the Shares as Purchaser is entitled to pursuant to the Registration Rights Agreement dated as of March 30, 2000 by and between the Company and Purchaser and the Shares issuable hereunder shall be considered Registrable Securities pursuant to such Registration Rights Agreement.

         8. Modification and Waiver. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

         9. Notices.

                  9.1 Notice of Certain Events. The Company shall provide the Purchaser with at [****] days notice (or such greater amount of notice as Delaware law requires to be given to shareholders having the right to vote at a meeting on any Sale Event, as defined herein) prior to (i) a merger of the Company with or into, the consolidation of the Company with, or the sale or transfer by the Company of all or substantially all of its assets to, another person or entity (other than such a transaction wherein the shareholders of the Company immediately prior to such transaction retain or obtain ownership of a majority of the voting capital stock of the surviving, resulting or purchasing entity)(a "Sale Event"), (ii) any liquidation, dissolution or winding up of the Company or (iii) the record date for any cash dividend declared on the Company Stock (each, a "Notice Event"). If the notice is provided pursuant to subsection
(i) or (ii) of the previous sentence, the notice will indicate the expected date of the Notice Event.

                  9.2 Notice Procedure. Any notice required or permitted pursuant to this Warrant shall be in writing and shall be deemed sufficient when either (a) delivered personally, (b) sent by e-mail or fax with confirmation of receipt or (c) deposited in the U.S. mail, as certified or registered mail, with postage prepaid, addressed as follows:

         IF TO THE PURCHASER:

         Yahoo! Inc.
         3420 Central Expressway
         Santa Clara, California 95051
         Attention: Senior Vice President Corporate Development
         e-mail:           [****]
         fax:              [****]


         with a copy to:

         Yahoo! Inc.
         3420 Central Expressway
         Santa Clara, California 95051
         Attention: General Counsel
         e-mail:           [****]
         Fax:              [****]

         IF TO THE COMPANY:

         Net2Phone, Inc.
         171 Main Street
         Hackensack, New Jersey  07601
         Attn:  Chief Executive Officer (with a copy to the General Counsel)
         Facsimile:        [****]
                           [****]

         With a copy to:

         Kirkland & Ellis
         Aon Center
         200 East Randolph Drive
         Chicago, Illinois  60601
         Attn:  Richard W. Porter
         Facsimile:  (312) 861-2200

         Each of the foregoing parties shall be entitled to specify a different address by giving five (5) days advance written notice as aforesaid to the other parties. All such notices and communications shall be deemed to have been received (i) in the case of personal delivery or delivery by e-mail or fax, on the date of such delivery (provided there is confirmation of such delivery) and
(ii) in the case of mailing, on the third business day following the date of such mailing.

         10. Lost Warrants or Stock Certificates. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant or any stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

         11. Non-Disclosure. The terms and conditions of this Warrant shall be considered confidential and shall not be disclosed to any third parties except to Company's or Purchaser's accountants, attorneys, or except as otherwise required by law or pursuant to the rules of the [****]. Neither Company nor Purchaser shall make any public announcement regarding the existence of this Warrant without the other party's prior written approval and consent. If Company or Purchaser desires to make a public announcement regarding the existence of this Warrant, it shall provide the other with a minimum of [****] days notice of the intended disclosure. If this Agreement or any of its terms must be disclosed by Company under any law, rule or regulation, Company shall
(i) give written notice of the intended disclosure to Purchaser at least five
(5) days in advance of the date of disclosure, (ii) redact portions of this Agreement to the fullest extent permitted under any applicable laws, rules and regulations, and (iii) submit a request, to be agreed upon by Purchaser, that such portions and other provisions of this Agreement requested by Purchaser receive confidential treatment under the laws, rules and regulations of the body or tribunal to which disclosure is being made or otherwise be held in the strictest confidence to the fullest extent permitted under the laws, rules or regulations of any other applicable governing body.

         12. No Impairment. The Company will not, through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

         13. Governing Law. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York, without regard to conflict of laws provisions thereof.

         IN WITNESS WHEREOF, this Warrant has been executed as of the Date of Issuance.


                                     NET2PHONE, INC.


                                     By
                                        -------------------------------------
                                     Name
                                          -----------------------------------
                                     Title
                                           ----------------------------------



                                   EXHIBIT "A"

                             NOTICE OF EXERCISE FORM


                    (TO BE EXECUTED ONLY UPON PARTIAL OR FULL


                    exercise of the Warrant attached hereto)


The undersigned registered Purchaser of the within Warrant hereby irrevocably exercises the within Warrant for and purchases shares of Common Stock of Net2Phone, Inc. and herewith makes payment therefor in the amount of $ , all at the price and on the terms and conditions specified in the within Warrant and requests that a certificate (or certificates in denominations of shares) for the shares of Common Stock of Net2Phone, Inc. hereby purchased be issued in the name of and delivered to (choose one) (a) the undersigned or (b) [NAME], whose address is ________________________________________________________ and, if such shares of Common Stock shall not include all the shares of Common Stock issuable as provided in the within Warrant, that a new Warrant of like tenor for the number of shares of Common Stock of Net2Phone, Inc. not being purchased hereunder be issued in the name of and delivered to (choose one) (a) the undersigned or (b) [NAME], whose address is ___________________________________.

         Date:
              ----------------------
                                            -----------------------------------

                                            -----------------------------------


                                       By:
                                            -----------------------------------
                                            (Signature of Registered Purchaser)

                                       Title:
                                            -----------------------------------

NOTICE: The signature to this Notice of Exercise must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever.

                                   EXHIBIT "B"

                      INVESTMENT REPRESENTATION CERTIFICATE


         Purchaser:

         Company:          Net2Phone, Inc.

         Security:         Common Stock

         Amount:

         Date:

In connection with the purchase of the above-listed securities (the "Securities"), the undersigned (the "Purchaser") represents to the Company as follows:

The Purchaser is purchasing the Securities for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof in violation of the Securities Act of 1933, as amended (the "Securities Act");

The Purchaser understands that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefor, which exemption depends upon, among other things, the bona fide nature of the Purchaser's investment intent as expressed herein. In this connection, the Purchaser understands that, in the view of the Securities and Exchange Commission ("SEC"), the statutory basis for such exemption may be unavailable if the Purchaser's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. The Purchaser is an "accredited investor" as that term is defined under Regulation D promulgated by the Securities and Exchange Commission under the Securities Act;

The Purchaser further understands that the Securities must be held indefinitely unless subsequently registered under the Securities Act and applicable state securities laws or unless an exemption from registration is otherwise available. In addition, the Purchaser understands that the certificate evidencing the Securities will be imprinted with the legend referred to in this Warrant under which the Securities are being purchased;

The Purchaser is aware of the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, if applicable, including, among other things: (i) the availability of certain public information about the Company;
(ii) the resale occurring not less than one (1) year after the party has purchased and paid for the securities to be sold; (iii) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934, as amended) and the amount of securities being sold during any three-month period not exceeding the specified limitations stated therein;

The Purchaser further understands that at the time it wishes to sell the Securities there may be no public market upon which to make such a sale, and that, even if such a public market upon which to make such a sale then exists, notwithstanding the Company's best efforts obligation to do so set forth in the Warrant, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, the Purchaser may be precluded from selling the Securities under Rule 144 even if the one-year minimum holding period had been satisfied; and

The Purchaser further understands that in the event all of the requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

Date:
      --------------------


                                         PURCHASER:



                                         -------------------------------------

                                    EXHIBIT J

                                   ADVERTISING



The Advertising Commitment will be paid as follows

Payment           Payment Due Date
-------           ----------------
[****]            [****]
[****]            [****]
[****]            [****]
[****]            [****]
[****]            [****]
[****]            [****]
[****]            [****]
[****]            [****]
[****]            [****]
[****]            [****]
[****]            [****]
[****]            [****]


Net2Phone will purchase advertising at rates [****]. For clarity, [****].

Except as otherwise provided within this Agreement or as mutually agreed, the below shall govern.

                          STANDARD TERMS AND CONDITIONS
                     FOR ADVERTISING AND PROMOTION PROGRAMS


               STANDARD TERMS AND CONDITIONS FOR YAHOO ADVERTISING


The following terms and conditions (the "Standard Terms") shall be deemed to be incorporated into the attached insertion order (the "Insertion Order"). If there is a conflict or inconsistency between the terms of this Exhibit J and the main Agreement, the main Agreement shall prevail.

1. POSITIONING. Except as otherwise expressly provided in the Agreement, positioning of advertisements within the Yahoo properties or on any page is at the sole discretion of Yahoo. Yahoo may, at its sole discretion, remove from the Insertion Order (and substitute with similar inventory) any keyword or category page that it believes to be a trademark, trade name, company name, product name or brand name belonging to or claimed by a third party.

2. USAGE STATISTICS. Unless specified in the Agreement, Yahoo makes no guarantees with respect to usage statistics or levels of performance for any advertisement. Advertiser acknowledges that delivery statistics provided by Yahoo are the official, definitive measurements of Yahoo's performance on any delivery obligations provided in the Insertion Order. The processes and technology used to generate such statistics have been certified and audited by an independent agency. No other measurements or usage statistics (including those of Advertiser or a third party ad server) shall be accepted by Yahoo or have bearing on the Insertion Order.

3. NO ASSIGNMENT OR RESALE OF AD SPACE. Advertiser may not resell, assign or transfer any of its rights hereunder, and any attempt to resell, assign or transfer such rights shall result in immediate termination of this contract, without liability to Yahoo.

4. MAKE GOOD OBLIGATION In the event (i) Yahoo fails to publish an advertisement in accordance with the schedule provided in the Insertion Order, (ii) Yahoo fails to deliver the number of total page views specified in the Insertion Order (if any) by the end of the specified period, or (iii) of any other failure, technical or otherwise, of such advertisement to appear as provided in the Insertion Order, the sole liability of Yahoo to Advertiser shall be limited to, at Yahoo's sole discretion, a pro rata refund of the advertising fee representing undelivered page views, placement of the advertisement at a later time in a comparable position, or extension of the term of the Insertion Order until total page views are delivered

5. ADVERTISERS REPRESENTATIONS; INDEMNIFICATION. Advertisements are accepted upon the representation that Advertiser has the right to publish the contents of the advertisement without infringing the rights of any third party and without violating any law. In consideration of such publication, Advertiser agrees, at its own expense, to indemnify, defend and hold harmless Yahoo, and its employees, representatives, agents and affiliates, against any and all expenses and losses of any kind (including reasonable attorney's fees and costs) incurred by Yahoo in connection with any claims, administrative proceedings or criminal investigations of any kind arising out of publication or the advertisement and/or any material, product or service of Advertiser to which users can link through the advertisement (including without limitation), any claim of trademark or copyright infringement, defamation, breach of confidentiality, privacy violation, false or deceptive advertising or sales practices).Except for Net2Phone brand feature infringement claims otherwise covered by Section 16.1, nothing in this Section 5 applies advertising purchased under
       Section 7.5(a) of the Agreement that is designed by Yahoo and used to promote the Yahoo [****] Voice Services.

6. PROVISION OF ADVERTISING MATERIALS. Advertiser will provide all materials for the advertisement in accordance with Yahoo's policies in effect from time to time, including (without limitation) the manner of transmission to Yahoo and the lead-time prior to publication of the advertisement. Yahoo shall not be required to publish any advertisement that is not received in accordance with such policies and reserves the right to charge Advertiser, at the rate specified in the Insertion Order, for inventory held by Yahoo pending receipt of acceptable materials from Advertiser which are past due. Advertiser hereby grants to Yahoo a non-exclusive, worldwide, fully paid license to use, reproduce and display the advertisement (and the contents, trademarks and brand features contained therein) in accordance herewith.

7. RIGHT TO REJECT ADVERTISEMENT. All contents of advertisements are subject to Yahoo's approval. Yahoo reserves the right to reject or cancel any advertisement, insertion order, URL link, space reservation or position commitment, at any time, for any reason whatsoever (including belief by Yahoo that placement of advertisement, URL link, etc., may subject Yahoo to criminal or civil liability).

8. THIRD PARTY AD SERVING. If Yahoo has approved the use by Advertiser of a third party ad server ("Third Party Server") in connection with the Insertion Order, the following provisions will apply: (i) The Advertiser shall post each advertisement to a staging area and shall notify Yahoo of such posting at least [****] business days prior to the date on which Third Party Server is scheduled to serve such advertisement to a Yahoo property. Such advertisement shall be reviewed by Yahoo and must be approved in writing by Yahoo before it can be served by Third Party Server. In accordance with Section 9, Yahoo reserves the right to reject any advertisement or any element thereof, for any reason in its sole discretion. (ii) The Advertiser shall post all scheduling changes, new target URLs, new HTML specifications, new graphics and all other new or revised advertisements ("Revisions") to a staging area and shall notify Yahoo of such posting at least [****] business days prior to the date Advertiser wishes such Revisions to take effect. Revisions shall not be implemented until approved by Yahoo in writing, which approval shall be at Yahoo's sole discretion. (iii) If Advertiser discovers that Advertiser or Third Party Server has served, or caused to be served, an advertisement to a Yahoo property in violation of this Agreement, Advertiser must immediately provide notice to Yahoo of the violation (along with a written explanation) and remove the advertisement from its placement or rotation on the Yahoo properties. Nothing in this Section shall limit any of Yahoo's rights or remedies in the event of such breach. (iv) In the event Yahoo exercises its right to cancel an advertisement in accordance with these Section 9 hereof, Yahoo shall notify Advertiser in writing. The Advertiser must cause the advertisement to be removed from the Yahoo properties and from its advertising rotation no later than four (4) hours after written notification by Yahoo.

                                      J-2
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                                     [****]



                                      J-3
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                                    EXHIBIT N

                             FTC DECISION AND ORDER
                                                                         9823015
                                                                         B251544
                            UNITED STATES OF AMERICA
                            FEDERAL TRADE COMMISSION

COMMISSIONERS:

     ROBERT PITOFSKY, CHAIRMAN

     SHEILA F. ANTHONY

     MOZELLE W. THOMPSON

     ORSON SWINDLE

                                IN THE MATTER OF
                            GEOCITIES, A CORPORATION.
                                DOCKET NO. C-3850
                               DECISION AND ORDER

The Federal Trade Commission having initiated an investigation of certain acts and practices of the respondent named in the caption hereof, and the respondent having been furnished thereafter with a copy of a draft of complaint which the Bureau of Consumer Protection proposed to present to the Commission for its consideration and which, if issued by the Commission, would charge respondent with violation of the Federal Trade Commission Act; and The respondent, its attorneys, and counsel for Federal Trade Commission having thereafter executed an agreement containing a consent order, an admission by the respondent of all the jurisdictional facts set forth in the aforesaid draft of complaint, a statement that the signing of said agreement is for settlement purposes only and does not constitute an admission by respondent that the law has been violated as alleged in such complaint, or that the facts as alleged in such complaint, other than jurisdictional facts, are true and waivers and other provisions as required by the Commission's Rules; and

The Commission having considered the matter and having determined that it had reason to believe that the respondent has violated the said Act, and that complaint should issue stating its charges in that respect, and having thereupon accepted the executed consent agreement and placed such agreement on the public record for a period of sixty (60) days, and having duly considered the comments filed thereafter by interested persons pursuant to Section 2.34 of its Rules, now in further conformity with the procedure prescribed in Section 2.34 of Its Rules, the Commission hereby issues its complaint, makes the following jurisdictional findings and enters the following order:

     1. Respondent GeoCities, is a corporation organized, existing, and doing business under and by virtue of the laws of the State of California, with its office or principal place of business located at 1918 Main Street, Suite 300, Santa Monica, California 90405.

     2. The Federal Trade Commission has jurisdiction of the subject matter of this proceeding and of the respondent, and the proceeding is in the proceeding is in the public interest.

                                      ORDER

                                   DEFINITIONS
For purposes of this order, the following definitions shall apply:

     1. "Child" or "children" shall mean a person of age twelve (12) or under.

     2. "Parents" or "parental" shall mean a legal guardian, including, but not limited to, a biological or adoptive parent.

     3. "Personal identifying information" shall include, but is not limited to, first and last name, home or other physical address (e.g., school), e-mail address, telephone number, or any information that identifies a specific individual, or any information which when tied to the above becomes identifiable to a specific individual.

     4. "Disclosure" or "disclosed to third party(ies)" shall mean (a) the release of information in personally identifiable form to any other individual, firm, or organization for any purpose or (b) making publicly available such information by any means including, but not limited to, public posting on or through home pages, pen pal services, e-mail services, message boards, or chat rooms.

     5. "Clear(ly) and prominent(ly)" shall mean in a type size and location that are not obscured by any distracting elements and are sufficiently noticeable for an ordinary consumer to read and comprehend, and in a typeface that contrasts with the background against which it appears.

     6. "Archived" database shall mean respondent's off-site "back-up" computer tapes containing member profile information and GeoCities Web site information.

     7. "Electronically verifiable signature" shall mean a digital signature or other electronic means that ensures a valid consent by requiring: (1) authentication (guarantee that the message has come from the person who claims to have sent it); (2) integrity (proof that the message contents have not been altered, deliberately or accidentally, during transmission); and (3) non-repudiation (certainty that the sender of the message cannot later deny sending it).

     8. "Express parental consent" shall mean a parent's affirmative agreement that is obtained by any of the following means: (1) a signed statement transmitted by postal mail or facsimile; (2) authorizing a charge to a credit card via a secure server; (3) e-mail accompanied by an electronically verifiable signature; (4) a procedure that is specifically authorized by statute, regulation, or guideline issued by the Commission; or (5) such other procedure that ensures verified parental consent and ensures the identity of the parent, such as the use of a reliable certifying authority.

     9. Unless otherwise specified, "respondent" shall mean GeoCities, its successors and assigns and its officers, agents, representatives, and employees.

     10. "Commerce" shall mean as defined in Section 4 of the Federal Trade Commission Act, 15 U.S.C. Section 44.

                                       I.
IT IS ORDERED that respondent, directly or through any corporation, subsidiary, division, or other device, in connection with any online collection of personal identifying information from consumers, in or affecting commerce, shall not make any misrepresentation, in any manner, expressly or by implication, about its collection or use of such information from or about consumers, including, but not limited to, what information will be disclosed to third parties and how the information will be used.

                                       II.
IT IS FURTHER ORDERED that respondent, directly or through any corporation, subsidiary, division, or other device, in connection with any online collection of personal identifying information from consumers, in or affecting commerce, shall not misrepresent, in any manner, expressly or by implication, the identity of the party collecting any such information or the sponsorship of any activity on its Web site.

                                      III.
IT IS FURTHER ORDERED that respondent, directly or through any corporation, subsidiary, division, or other device, in connection with the online collection of personal identifying information from children, in or affecting commerce, shall not collect personal identifying information from any child if respondent has actual knowledge that such child does not have his or her parent's permission to provide the information to respondent. Respondent shall not be deemed to have actual knowledge if the child has falsely represented that (s)he is not a child and respondent does not knowingly possess information that such representation is false.

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
                                       IV.
IT IS FURTHER ORDERED that respondent, directly or through any corporation, subsidiary, division, or other device, in connection with the online collection of personal identifying information, in or affecting commerce, shall provide clear and prominent notice to consumers, including the parents of children, with respect to respondent's practices with regard to its collection and use of personal identifying information. Such notice shall include, but is not limited to, disclosure of:

     A. what information is being collected (e.g., "name," "home address," "e-mail address," "age," "interests");

     B. its intended use(s);

     C. the third parties to whom it will be disclosed (e.g., "advertisers of consumer products," mailing list companies," "the general public");

     D. the consumer's ability to obtain access to or directly access such information and the means by which (s)he may do so;

     E. the consumer's ability to remove directly or have the information removed from respondent's databases and the means by which (s)he may do so; and

     F. the procedures to delete personal identifying information from respondent's databases and any limitations related to such deletion.

     Such notice shall appear on the home page of respondent's Web site(s) and at each location on the site(s) at which such information is collected.

Provided that, respondent shall not be required to include the notice at the locations at which information is collected if such information is limited to tracking information and the collection of such information is described in the notice required by this Part.

Provided further that, for purposes of this Part, compliance with all of the following shall be deemed adequate notice: (a) placement of a clear and prominent hyperlink or button labeled PRIVACY NOTICE on the home page(s), which directly links to the privacy notice screen(s); (b) placement of the information required in this Part clearly and prominently on the privacy notice screen(s), followed on the same screen(s) with a button that must be clicked on to make it disappear; and (c) at each location on the site at which any personal identifying information is collected, placement of a clear and prominent hyperlink on the initial screen on which the collection takes place, which links directly to the privacy notice and which is accompanied by the following statement in bold typeface:

NOTICE: WE COLLECT PERSONAL INFORMATION ON THIS SITE. TO LEARN MORE ABOUT HOW WE USE YOUR INFORMATION CLICK HERE.

                                       V.
IT IS FURTHER ORDERED that respondent, directly or through any corporation, subsidiary, division, or other device, in connection with the online collection of personal identifying information from children, in or affecting commerce, shall maintain a procedure by which it obtains express parental consent prior to collecting and using such information.

Provided that, respondent may implement the following screening procedure that shall be deemed to be in compliance with this Part. Respondent shall collect and retain certain personal identifying information from a child, including birth date and the child's and parent's e-mail addresses (hereafter "screening information"), enabling respondent to identify the site visitor as a child and to block the child's attempt to register with respondent without express parental consent. If respondent elects to have the child register with it, respondent shall: (1) give notice to the child to have his/her parent provide express parental consent to register; and/or (2) send a notice to the parent's e-mail address for the purpose of obtaining express parental consent. The notice to the child or parent shall provide instructions for the parent to: (1) go to a specific URL on the Web site to receive information on respondent's practices regarding its collection and use of personal identifying information from children and (2) provide express parental consent for the collection and use of such information. Respondent's collection of screening information shall be by a manner that discourages children from providing personal identifying information in addition to the screening information. All personal identifying information collected from a child shall be held by respondent in a secure manner and shall not be used in any manner other than to effectuate the notice to the child or parent, or to block the child from further attempts to register or otherwise provide personal identifying information to respondent

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
without express parental consent. The personal identifying information collected shall not be disclosed to any third party prior to the receipt of express parental consent. If express parental consent is not received by twenty (20) days after respondent's collection of the information from the child, respondent shall remove all such personal identifying information from its databases, except such screening information necessary to block the child from further attempts to register or otherwise provide personal identifying information to respondent without express parental consent.

                                       VI.
Nothing in this order shall prohibit respondent from collecting personal identifying information from children or from using such information, as specifically permitted in the Children's Online Privacy Protection Act of 1998 (without regard to the effective date of the Act) or as such Act may hereafter be amended; regulations or guides promulgated by the Commission; or self-regulatory guidelines approved by the Commission pursuant to the Act.

                                      VII.
IT IS FURTHER ORDERED that respondent GeoCities, and its successors and assigns, shall provide a reasonable means for consumers, including the parents of children, to obtain removal of their or their children's personal identifying information collected and retained by respondent and/or disclosed to third parties, prior to the date of service of this order, as follows:

     A. Respondent shall provide a clear and prominent notice to each consumer over the age of twelve (12) from whom it collected personal identifying information and disclosed that information to CMG Information Services, Inc., describing such consumer's options as stated in Part VI.C and the manner in which (s)he may exercise them.

     B. Respondent shall provide a clear and prominent notice to the parent of each child from whom it collected personal identifying information prior to May 20, 1998, describing the parent's options as stated in Part VI.C and the manner in which (s)he may exercise them.

     C. Respondent shall provide the notice within thirty (30) days after the date of service of this order by e-mail, postal mail, or facsimile. Notice to the parent of a child may be to the e-mail address of the parent and, if not known by respondent, to the e-mail address of the child. The notice shall include the following information:


         1. the information that was collected (e.g., "name," "home address," "e-mail address," "age," "interests"); its use(s) and/or intended use(s); and the third parties to whom it was or will be disclosed (e.g., "advertisers of consumer products," "mailing list companies," "the general public") and with respect to children, that the child's personal identifying information may have been made public through various means, such as by publicly posting on the child's personal home page or disclosure by the child through the use of an e-mail account;

         2. the consumer's and childs parent's right to obtain access to such information and the means by which (s)he may do so;

         3. the consumer's and childs parent's right to have the information removed from respondent's or a third party's databases and the means by which (s)he may do so;

         4. a statement that children's information will not be disclosed to third parties, including public posting, without express parental consent to the disclosure or public posting;

         5. the means by which express parental consent may be communicated to the respondent permitting disclosure to third parties of a child's information; and

         6. a statement that the failure of a consumer over the age of twelve
         (12) to request removal of the information from respondent's databases will be deemed as approval to its continued retention and/or disclosure to third parties by respondent.


     D. Respondent shall provide to consumers, including the parents of children, a reasonable and secure means to request access to or directly access their or their childrens personal identifying information. Such

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
     means may include direct access through password protected personal profile, return e-mail bearing an electronically verifiable signature, postal mail, or facsimile.

     E. Respondent shall provide to consumers, including the parents of children, a reasonable means to request removal of their or their childrens personal identifying information from respondent's and/or the applicable third party's databases or an assurance that such information has been removed. Such means may include e-mail, postal mail, or facsimile.

     F. The failure of a consumer over the age of twelve (12) to request the actions specified above within twenty (20) days after his/her receipt of the notice required in Part VI.A shall be deemed to be consent to the information's continued retention and use by respondent and any third party.

     G. Respondent shall provide to the parent of a child a reasonable means to communicate express parental consent to the retention and/or disclosure to third parties of his/her child's personal identifying information. Respondent shall not use any such information or disclose it to any third party unless and until it receives express parental consent.

     H. If, in response to the notice required in Part VI.A, respondent has received a request by a consumer over the age of twelve (12) that respondent should remove from its databases the consumer's personal identifying information or has not received the express consent of a parent of a child to the continued retention and/or disclosure to third parties of a child's personal identifying information by respondent within twenty (20) days after the parent's receipt of the notice required in Part VI.B, respondent shall within ten (10) days:


         1. Discontinue its retention and/or disclosure to third parties of such information, including but not limited to (a) removing from its databases all such information, (b) removing all personal home pages created by the child, and (c) terminating all e-mail accounts for the child; and

         2. Contact all third parties to whom respondent has disclosed the information, requesting that they discontinue using or disclosing that information to other third parties, and remove the information from their databases.

         With respect to any consumer over the age of twelve (12) or any parent of a child who has consented to respondent's continued retention and use of personal identifying information pursuant to this Part, such consumer's or parent's continuing right to obtain access to his/her or a child's personal identifying information or removal of such information from respondent's databases shall be as specified in the notice required by Part IV of this order.


     I. Within thirty (30) days after the date of service of this order, respondent shall obtain from a responsible official of each third party to whom it has disclosed personal identifying information and from each GeoCities Community Leader a statement stating that (s)he has been advised of the terms of this order and of respondent's obligations under this Part, and that (s)he agrees, upon notification from respondent, to discontinue using or disclosing a consumer's or child's personal identifying information to other third parties and to remove any such information from its databases.

     J. As may be permitted by law, respondent shall cease to do business with any third party that fails within thirty (30) days of the date of service of this order to provide the statement set forth in Part VI.I or whom respondent knows or has reason to know has failed at any time to (a) discontinue using or disclosing a child's personal identifying information to other third parties, or (b) remove any such information from their databases. With respect to any GeoCities Community Leader, the respondent shall cease the Community Leader status of any person who fails to provide the statement set forth in Part VI.I or whom respondent knows or has reason to know has failed at any time to (a) discontinue using or disclosing a child's personal identifying information to other third parties, or (b) remove any such information from their databases.

For purposes of this Part: "third party(ies)" shall mean each GeoCities Community Leader, CMG Information Services, Inc., Surplus Software, Inc. (Surplus Direct/Egghead Computer), Sage Enterprises, Inc. (GeoPlanet/Planetall), Netopia, Inc. (Netopia), and InfoBeat/Mercury Mail (InfoBeat).

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                                      VIII.
IT IS FURTHER ORDERED that for the purposes of this order, respondent shall not be required to remove personal identifying information from its archived database if such information is retained solely for the purposes of Web site system maintenance, computer file back-up, to block a child's attempt to register with or otherwise provide personal identifying information to respondent without express parental consent, or to respond to requests for such information from law enforcement agencies or pursuant to judicial process. Except as necessary to respond to requests from law enforcement agencies or pursuant to judicial process, respondent shall not disclose to any third party any information retained in its archived database. In any notice required by this order, respondent shall include information, clearly and prominently, about its policies for retaining information in its archived database.

                                       IX.
IT IS FURTHER ORDERED that for five (5) years after the date of this order, respondent GeoCities, and its successors and assigns, shall place a clear and prominent hyperlink within its privacy statement which states as follows in bold typeface:

NOTICE: CLICK HERE FOR IMPORTANT INFORMATION ABOUT SAFE SURFING FROM THE FEDERAL TRADE COMMISSION. The hyperlink shall directly link to a hyperlink/URL to be provided to respondent by the Commission. The Commission may change the hyperlink/URL upon thirty (30) days prior written notice to respondent.

                                       X.
IT IS FURTHER ORDERED that respondent GeoCities, and its successors and assigns, shall maintain and upon request make available to the Federal Trade Commission for inspection and copying the following:

     A. For five (5) years after the last date of dissemination of a notice required by this order, a print or electronic copy in HTML format of all documents relating to compliance with Parts IV through VIII of this order, including, but not limited to, a sample copy of every information collection form, Web page, screen, or document containing any representation regarding respondent's information collection and use practices, the notice required by Parts IV through VI, any communication to third parties required by Part VI, and every Web page or screen linking to the Federal Trade Commission Web site. Each Web page copy shall be accompanied by the URL of the Web page where the material was posted online. Electronic copies shall include all text and graphics files, audio scripts, and other computer files used in presenting information on the World Wide Web; and

Provided that, after creation of any Web page or screen in compliance with this order, respondent shall not be required to retain a print or electronic copy of any amended Web page or screen to the extent that the amendment does not affect respondent's compliance obligations under this order.

     B. For five (5) years after the last collection of personal identifying information from a child, all materials evidencing the express parental consent given to respondent.

                                       XI.
IT IS FURTHER ORDERED that respondent GeoCities, and its successors and assigns, shall deliver a copy of this order to all current and future principals, officers, directors, and managers, and to all current and future employees, agents, and representatives having responsibilities with respect to the subject matter of this order. Respondent shall deliver this order to current personnel within thirty (30) days after the date of service of this order, and to future personnel within thirty (30) days after the person assumes such position or responsibilities.

                                      XII.
IT IS FURTHER ORDERED that respondent GeoCities, and its successors and assigns, shall establish an "information practices training program" for any employee or GeoCities Community Leader engaged in the collection or disclosure to third parties of consumers' personal identifying information. The program shall include training about respondent's privacy policies, information security procedures, and disciplinary procedures for violations of its privacy policies. Respondent shall provide each such current employee and GeoCities Community Leader with information practices training materials within thirty (30) days after the date of service of this order, and each such future employee or GeoCities Community Leader such materials and training within thirty (30) days after (s)he assumes his/her position or responsibilities.

                                      XIII.

IT IS FURTHER ORDERED that respondent GeoCities, and its successors and assigns, shall notify the Commission at least thirty (30) days prior to any change in the corporation that may affect compliance obligations arising under this order, including, but not limited to, a dissolution, assignment, sale, merger, or other action that would result in the emergence of a successor corporation; the creation or dissolution of a subsidiary, parent, or affiliate that engages in any acts or practices subject to this order; the proposed filing of a bankruptcy petition; or a change in the corporate name or address. Provided, however, that, with respect to any proposed change in the corporation about which respondent learns less than thirty (30) days prior to the date such action is to take place, respondent shall notify the Commission as soon as is practicable after obtaining such knowledge. All notices required by this Part shall be sent by certified mail to the Associate Director, Division of Enforcement, Bureau of Consumer Protection, Federal Trade Commission, Washington, D.C. 20580.

                                      XIV.
IT IS FURTHER ORDERED that respondent GeoCities, and its successors and assigns, shall, within sixty (60) days after service of this order, and at such other times as the Federal Trade Commission may require, file with the Commission a report, in writing, setting forth in detail the manner and form in which they have complied with this order.

                                       XV.
This order will terminate on February 5, 2019, or twenty (20) years from the most recent date that the United States or the Federal Trade Commission files a complaint (with or without an accompanying consent decree) in federal court alleging any violation of the order, whichever comes later; provided, however, that the filing of such a complaint will not affect the duration of:

     A. Any Part in this order that terminates in less than twenty (20) years;

     B. This order's application to any respondent that is not named as a defendant in such complaint; and

     C. This order if such complaint is filed after the order has terminated pursuant to this Part.

Provided, further, that if such complaint is dismissed or a federal court rules that the respondent did not violate any provision of the order, and the dismissal or ruling is either not appealed or upheld on appeal, then the order will terminate according to this Part as though the complaint had never been filed, except that the order will not terminate between the date such complaint is filed and the later of the deadline for appealing such dismissal or ruling and the date such dismissal or ruling is upheld on appeal.
By the Commission.
Donald S. Clark
Secretary
ISSUED: February 5, 1999
SEAL

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